UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 09/30

Date of reporting period: 09/30/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

September 30, 2013

Fund Adviser:

Pekin Singer Strauss Asset Management

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

October 22, 2013

It was the best of times, it was the worst of times, it was the age of wisdom, it was the age of foolishness…, it was the spring of hope, it was the winter of despair… – in short, the period was so far like the present period.

Charles Dickens, A Tale of Two Cities

Dear Appleseed Shareholder,

During the third quarter, strong stock market returns again were the result of the Federal Reserve’s reflationary efforts undertaken in response to the 2008/2009 Financial Crisis. Since the market bottom in March 2009, as a result of unprecedented monetary stimulus the U.S. stock market has generated a total return of more than 100%. As it turns out, over 80% of U.S. stock market wealth is concentrated amongst just 10% of the U.S. population.1 Therefore, it is little wonder why financial asset price inflation is having little impact on the larger economy. For Americans without a substantial investment portfolio who depend instead on good jobs for their economic well-being, the disappointingly soft business environment since 2009 has proven to be challenging, to put it mildly. Approximately 11.7 million Americans remain unemployed, while another 12.7 million are underemployed. Furthermore, the majority of the jobs that have been created during the recovery have been low paying service sector jobs. Also, almost 48 million Americans are dependent on the U.S. food stamp program.

Benchmark Performance

Indices	6/30/13 - 9/30/13	9/30/12 - 9/30/13
MSCI World	8.18%	20.21%
S&P 500	5.24%	19.34%
Gold	8.40%	-25.18%
Barclays U.S. Aggregate Bond Index	0.57%	-1.66%

Source: Standard & Poor’s, MSCI, Barclays, Factset.

For the last several years, we have maintained that the economy cannot grow at a normal pace because the economy is overburdened by high debt levels. For much of the U.S. population who do not own stocks, whose incomes have stagnated, perhaps for decades, and whose housing wealth was destroyed by the Financial Crisis, the level of debt they are coping with (relative to income)

[1]	Source: Economic Policy Institute.

www.appleseedfund.com	(800) 470-1029

is far worse than the national average. Until those debt ratios decline, the prospect of a healthy and sustainable economic recovery remains dim, in our opinion. We continue to believe the stock market is booming far less due to underlying economic fundamentals and far more due to excess liquidity provided by the Federal Reserve.

In this letter, we examine why income inequality has been increasing since 1980 and the attendant investment implications. We believe a better understanding of this long-term trend should help investors, including bottom-up stock investors like ourselves. Based on our analysis, our view is that a) economic inequality is currently at extreme levels, b) stagnant wage growth and the “financialization” of the U.S. economy have been the primary drivers of increased economic inequality, and c) the likelihood is high that, within the next decade, we will see a trend reversal as a result of higher interest rates and redistributive government policies.

Most of our shareholders have accumulated their savings through a combination of hard work, good judgment, and frugal spending habits. We know that most investors’ nest eggs are hard earned and well deserved. In this letter, we are sensitive that we will be talking about the “1%” of income earners or asset holders, which includes a portion of Appleseed shareholders, and consequently we want to say clearly that our analysis here is not at all intended as a finger-wagging exercise towards anyone. Rather, we believe it is important to understand economic and social reality in order to prepare for the likely investment environment of the future.

Increasing Economic Inequality

The stark contrast between the robust strength of the stock market and the disappointing strength of the larger economy, in our view, reflects the ongoing hollowing out of the U.S. middle class and the increasing chasm between the economic well-being of the wealthy, at one end of the spectrum, and the lower income portion of the population and the outright poor in the United States, at the other end. Economic data supports the notion that the gap in the economic circumstances of Americans has reached extreme levels. Depending on your viewpoint, the current level of income inequality the U.S. is experiencing is an important driver of the significant political, social, and/or moral problems the country faces.

www.appleseedfund.com	(800) 470-1029

The chart to the right shows the share of national income (including capital gains) earned by the top 1% of taxpayers in the United States over the past century. You will see a peak in the share of income occurring just before the Stock Market Crash of 1929. Following the 1929 Crash, the share of income earned by the top 1% gradually declined throughout the Great Depression and World War II. Income inequality continued to decline and/or plateau during the post-war period through the first part of the 1980s. Since then, income disparity has increased substantially and has reached a level that is presently commensurate with the income disparity that existed at the time of the 1929 Crash.

Source: Piketty and Saez and the World Top Incomes Database. Pre-tax income figures include capital gains and exclude government transfers and nontaxable fringe benefits.

Source: Piketty and Saez and the World Top Incomes Database.

In the chart on the left, per-capita income was indexed since 1980. What this chart shows is that the top 1% of income earners realized annual increases in real income of more than 3% per annum, while, at the same time, the bottom 90% of income earners experienced a decline in real income. In effect, more than 100% of all real income gains (adjusted for inflation) in the U.S. accrued to the top 10% of income earners. We would also point out that the

www.appleseedfund.com	(800) 470-1029

figures above measure pre-tax income. As marginal tax rates have declined for high income earners since 1980, the after-tax discrepancy between the top 1% and the bottom 90% is even larger than the chart indicates.

In our view, it is important to look at wealth disparity in addition to income disparity. In the United States, the share of wealth owned by the top 1% is far higher than the share of income generated by the top 1%. The top 1% owns approximately 40% of the wealth and approximately one-half of the country’s total ownership of stocks, bonds, and mutual funds. This high level of wealth concentration is the most likely reason why the booming stock market in recent years has had so little effect on the larger economy.

The Drivers of Income Inequality

What happened that caused the share of income and wealth to become so concentrated among so few people at such extreme levels? There is no single answer to this question, but it appears that increasing inequality has been driven by a) globalization, which contributed to stagnant wage growth, b) easy money, c) tax policy changes, and d) increasing disparity in educational outcomes. Interestingly, all of these trends began to develop during the 1975-1985 period:

1)	Stagnant Wage Growth: Over the past one hundred years, the prevalence of well-paying domestic jobs has been the driving force initially behind the formation and, more recently, behind the dissolution of the U.S. middle class. In the decades immediately following World War II, the U.S. economy grew quite strongly, and the gains from that economic growth were widely shared by labor, by management, and by investors. Much of the world’s industrial capacity was destroyed during World War II, and, as a result, American manufacturing industries enjoyed limited competition and strong pricing power after the war. The Post-WWII period was the heyday for the American worker, particularly in manufacturing industries where workers could command attractive wages.

www.appleseedfund.com	(800) 470-1029

Then, beginning in the 1960s, U.S. manufacturers began to experience increasing competition from foreign companies located in Japan, Mexico, South Korea, Southeast Asia, and, more recently, China. While the U.S. pursued a free trade policy, its trading partners pursued mercantilist policies. Foreign manufacturers increased their exports to the U.S. based on lower labor costs, especially for products where labor costs were an important cost component. Unionized manufacturing jobs were exported from the U.S. to countries with a meaningful competitive advantage in labor costs. In addition, automation made many manufacturing jobs obsolete not only in the U.S. but around the globe. As a result of competition from low wage countries and automation-driven labor saving technologies, unionized manufacturing jobs declined as a percentage of total jobs, although these losses were offset partially by gains among unionized public sector workers.

Source: St. Louis Federal Reserve Bank.

Since the mid-1970s, economic returns to labor in the U.S. have been steadily declining, to the detriment of income earners in the bottom 90%, who depend on employment wages for the vast majority of their income. The chart above shows that U.S. employment wages as a percentage of U.S. GDP have been declining ever since the 1973-1975 recession. The American worker has suffered from a lack of pricing power in wages as a result of globalization, automation, and a resulting decline in the strength of private sector labor unions, particularly in manufacturing.

www.appleseedfund.com	(800) 470-1029

More recently, as computer and communication costs have declined and the Internet has come into greater use as a productivity tool, labor’s pricing power has been declining even among high value service sector jobs. Low level legal jobs, accounting jobs, computer programming jobs, and even medical jobs are increasingly being outsourced to countries like India, China, and the Philippines, where skill levels are reasonably high but labor costs far lower.

Today, negotiating power is firmly in the hands of multi-national companies who can quickly and cost effectively relocate and automate operations to reduce costs (both labor and taxes), and the downward trend of U.S. wages as a percentage of GDP reflects this difficult reality.

Source: St. Louis Federal Reserve Bank.

2)	Easy Money: If the decline of the middle class was largely driven by a loss of manufacturing jobs, the rise of the 1% has been largely driven by the “financialization” of the economy over the past three decades. The year 1981 marked the peak in long term interest rates (remember 18% mortgages?) and the starting point for the unrelenting credit boom which continues through the present moment. Financial sector profits have surged from less than 5% of total domestic corporate profits in the early 1980s to over one-third of total domestic corporate profits today. Declining interest rates have boosted the value of financial assets, from bonds to stocks to commercial office buildings. For financial sector professionals in the business of brokering, underwriting, securitizing, and valuing financial assets, it has been “the best of times.”

www.appleseedfund.com	(800) 470-1029

Declining interest rates and easy money have greased the wheels for households to increase debt levels and to refinance mortgages. While debt levels have increased in all segments of society in the United States, according to two IMF economists, Michael Kumhof and Romain Ranciere, it is those households which have seen their incomes stagnating the most since 1980 that have increased their debt levels the most in order to sustain high consumption levels. The household debt/income ratio peaked in 2007 at about 1.1x and has declined somewhat in the aftermath of the Financial Crisis as a significant portion of consumer debt has been written off.

At the same time, the Federal Reserve, Congress, and Wall Street have conspired to create two financial bubbles just during the past fifteen years. First, the Dot-Com Stock Bubble and then the Housing Bubble created enormous speculative wealth fuelled by easy money and Wall Street’s money raising machine. While the Dot-Com Bubble was troubling enough, the Housing Bubble involved fraudulent derivatives, compliant regulators, and unprecedented leverage taken on by households and financial institutions alike. In the recessionary aftermath, the housing bust particularly hurt the lower 90% of income generators, due to widespread job losses and because, for most families, their house is their primary financial asset.

3)	High taxes on labor, declining taxes on capital: Beyond the decline of the manufacturing economy and the rise of the finance economy, tax policies exacerbated pre-existing disparities of per capita pre-tax income between the top 1% and the bottom 90%.

Source: U.S. Internal Revenue Service.

www.appleseedfund.com	(800) 470-1029

As demonstrated in the chart on the right, after the 1929 Crash, policy makers hiked marginal tax rates significantly in order to fund New Deal government programs and subsequently World War II. The highest income tax bracket remained above 70% until the Reagan Administration. Since 1980, the highest marginal income tax bracket has declined from 70% in the 1970s to 35% through 2012.

Furthermore, long-term capital gains tax rates have been capped at lower rates (15% until 2012 and 20% currently) than ordinary income tax rates. A low capital gains tax rate certainly stimulates investment, but the benefits primarily accrued to the top 10% of income generators. On the flip side, high tax rates on labor create a disincentive for both employers to hire and prospective employees to opt to work.

4)	Education Inequality: The disparity in incomes between the top 1% and the bottom 90% has had a discernible effect on widening educational outcomes, with the differences increasing since 1980. Sean Reardon, a Professor of Education and Sociology at Stanford University, has studied this issue:

Consider two children, one from a family with income of $165,000 and one from a family with income of $15,000. These incomes are at the 90th and 10th percentiles of the income distribution nationally, meaning that 10 percent of children today grow up in families with incomes below $15,000 and 10 percent grow up in families with incomes above $165,000. In the 1980s, on an 800-point SAT-type test scale, the average difference in test scores between two such children would have been about 90 points; today it is 125 points.2

This trend is worrisome because, compared to the 1950s, education is far more important today in obtaining a high paying job. If the ability to earn a high income is dependent on getting a good education, which in turn is dependent on parental income, increasing economic stratification becomes increasingly problematic for the individuals involved and for society as a whole.

Investment Implications

As contrarian investors, we are constantly on the lookout for trends which seem to have reached extreme levels and are ripe for reversal. Notwithstanding the absence of an obvious catalyst in sight, given the Dickensian contrast between the top 1% of incomes and the bottom 90% of incomes, we nonetheless expect that inequality is likely to moderate in the future. In short, we are anticipating a trend reversal, although the timing is uncertain. The catalyst for a reversal could be government policies, higher interest rates, and/or merely an elevated level of social unrest.

[2]	Source: New York Times, April 27, 2013.

www.appleseedfund.com	(800) 470-1029

Just briefly, our view is that the economy cannot experience a sustainable recovery with high levels of debt, particularly since the bottom 90% of income generators are especially burdened by high debt ratios. High debt levels represent a headwind to economic growth because companies depend on consumers to purchase their products and services, and discretionary purchasing power today is severely hampered by an extraordinarily high percentage of personal income being funneled towards debt service.

High debt levels also increase the risk of economic instability. The more debt a person or household has, the more devastating a job loss becomes. Also, the more debt a person or a household has, the more devastating high interest rates become for those with high debt ratios. As a result, a business slowdown or higher interest rates would likely result in widespread loan defaults and perhaps a deep recession.

Between slower economic growth and higher economic instability driven by excessively high debt ratios, it is easy to understand why the Federal Reserve likely will keep interest rates low, which should continue to be good for debtors and bad for creditors (and fixed income investors). Low interest rates should also result in reduced purchasing power for the dollar. Similarly, it is also easy to understand why politicians will continue to see public pressure to facilitate the restructuring of householders’ debts. Thus far, as noted above, household debt ratios have declined slightly, but we are still early in the process.

Another important implication of extreme income inequality is that cronyism and corruption increase. Wealthy households at the top 0.1% are able to influence legislation, regulation, and elections through contributions to campaigns, think tanks, and advocacy groups. Corporations, too, are able to influence political outcomes by lobbying and funding advocacy groups. The influence of special interests tends to increase rent-seeking activities, which leads to questionable legislative outcomes that disproportionately benefit the largest corporations and the top 1% of household incomes.3 A good example of this was the Troubled Asset Relief Program (TARP) which protected

[3]	“Rent seeking” is a term used to describe efforts to manipulate the legislative and regulatory environments to increase economic income.

www.appleseedfund.com	(800) 470-1029

troubled financial institutions during the 2008-2009 Financial Crisis. Cronyism distorts the pricing mechanism of the marketplace and leads to poor or inefficient capital allocation decisions in the economy which in turn reduces economic growth and makes the economy less stable. As a result, even more pressure is placed on the Federal Reserve to paper over the consequences of this capital misallocation by keeping interest rates low.

The historian, Plutarch, described Athens of 594 B.C. in terms which could be just as applicable to the U.S. today. Plutarch said that “the disparity of fortune between the rich and the poor had reached its height, so that the city seemed to be in a dangerous condition.” Like Washington D.C. today, the partisanship that existed at that time was acrimonious; wealthy Athenians wanted to keep their current position and protect their property, and poor Athenians felt disenfranchised and saw their economic position worsening every year. Athens was eventually saved by Solon who, according to historians Will and Ariel Durant, devalued the currency to reduce personal debts, established a progressive income tax whereby the rich paid at a rate twelve times the rate paid by the poor, and reorganized the court to reduce corruption.

Turning to recent history, the 1929 Crash was an important catalyst in alleviating income inequality in the United States. During the Great Depression, the American people elected Franklin D. Roosevelt as President with a Congress who supported his efforts in reducing income inequality. FDR signed the National Labor Relations Act, giving workers the ability to bargain collectively. He set the first minimum wage, banned child labor, and signed the Social Security Act, boosting incomes among the less well-off. To protect retail investors and depositors and reform the banking system, he signed the 1933 Banking Act, which included the Glass-Steagall provisions that separated commercial banking from investment banking. FDR devalued the currency, easing the burden of debtors. Finally, under Roosevelt’s presidency, the highest marginal income tax rates were increased from 25% to 80%.

www.appleseedfund.com	(800) 470-1029

How does history apply to the current era? Is the present period a replay of past periods of “excess”, and were these periods indeed “so far like the present period”? We have listed seven developments below that could occur over the next decade:

1.	We expect to see higher tax rates on high income earners and higher tax rates on capital gains, gifts, estates, and property.

2.	Trade protectionism should rise, so that demand from U.S. consumers can be more easily served by domestic manufacturers.

3.	With stronger trade protections in place, the labor movement could experience a resurgence in the U.S.

4.	The financial sector likely will decline as a percentage of GDP, driven by higher interest rates and structural industry reforms.

5.	The dollar likely will be devalued further in order to reduce the burden of debtors.

6.	Legislation likely will be passed and executive orders likely will be issued which would make it easier for consumers to restructure their household debts.

7.	As the Federal government spends more money to protect the poor and service debt, spending in other areas will likely be cut.

Portfolio Positioning

These trends, should they occur, would certainly affect revenue growth and pricing power in many industries. Due to our view that interest rates are at or near a bottom, we believe financial assets that are generally purchased with leverage will struggle to generate attractive returns going forward. For the same reason, we currently do not own real estate investment trusts and leveraged financials. We are similarly underweight companies that market consumer discretionary products to high income consumers. We remain overweight physical gold trusts, which should perform well as the dollar declines in value, and especially so at current prices. As always, our investment decisions are highly sensitive to price – despite our views on interest rates and the dollar, we would happily purchase an overweight position in a high quality real estate investment trust if the purchase price was attractive, and similarly we would willingly sell Appleseed’s gold trusts at far higher prices.

www.appleseedfund.com	(800) 470-1029

When the Appleseed Fund was first formed, the majority of the Fund’s investments were in U.S. stocks. In recent years, as the stock prices of U.S.-domiciled companies have increased in value, we have increased Appleseed’s ownership in high quality foreign-domiciled companies. Today, the Fund owns positions in companies that are headquartered in six different countries across Europe and Asia. On September 30, 2013, 30.1% of the Fund’s net assets were invested in the equities of foreign domiciled companies, while 38.4% of the Fund’s net assets were invested in the equities of U.S. domiciled companies. To reflect the increasingly global focus of Appleseed Fund’s portfolio, we will also begin comparing Appleseed’s performance to that of the MSCI World Index, beginning with this report, our FY 2013 Annual Report.

We see several benefits to the increasing global nature of Appleseed Fund’s portfolio. First, with a wide geographic scope, we increase the Fund’s universe of potential investments. A larger universe allows us to better generate attractive, risk-adjusted returns for shareholders. For example, our allocation to Japanese stocks over the past several years has generated strong returns for Appleseed shareholders, and especially so over the past twelve months. Second, foreign companies can provide a valuable currency hedge if their revenues and earnings appreciate against the U.S. dollar. In the case of SK Telecom (SKM), for example, Appleseed investors have benefited from an increased share price and also from the recent appreciation of the Korean Won. Third, given our relatively weak outlook for U.S. GDP growth, we believe that looking outside the United States not only diversifies our investment exposure but also enhances our opportunities to generate higher returns for our investors.

Just within our top ten equity holdings, the foreign companies that Appleseed Fund owns include Tesco PLC (a UK-based grocery chain), Teva Pharmaceuticals (an Israeli pharmaceutical company), SK Telecom (a South Korea-based wireless telecommunications provider), Willis Group Holdings (an Ireland-based insurance broker), and Toyo Tanso (a Japan-based manufacturer of isotropic graphite). It is important to note that all of these companies, with the exception of SK Telecom, compete in global markets above and beyond the country of domicile. Like our U.S. holdings, these companies are well managed, have strong balance sheets, have sustainable competitive advantages within the markets that they compete, and are undervalued relative to our estimates of intrinsic value.

www.appleseedfund.com	(800) 470-1029

Performance and Portfolio Changes

Over the past twelve months, Appleseed Fund has generated an attractive absolute return, with the Investor share class generating a total return of 17.79% and the Institutional share class generating a total return of 18.07%. The Fund slightly underperformed the MSCI World Index and the S&P 500 Index, which generated total returns of 20.21% and 19.34%, respectively, over the past twelve months.

During FY 2013, our stock picks have performed admirably. On the other hand, cash has generated almost no return for Appleseed Fund, while gold has generated a significantly negative return, and these two assets have accounted for approximately one-third of Appleseed’s investment portfolio over the course of the past year. As a result, cash and gold created a significant drag on portfolio performance during FY 2013, partially offsetting the strong performance of the Fund’s equity portfolio. While cash and gold continue to be useful in reducing portfolio volatility, reduced volatility is not as welcome when the stock market goes up seemingly every day. Given the poor performance of gold in particular, we were extremely pleased with the Fund’s performance this year.

After almost seven years of existence, Appleseed Fund continues to exceed our long-term goal of outperforming the market. Through 9/30/13, Appleseed Fund has outperformed both the MSCI World Index and the S&P 500 Index by more than 3.4% per annum on average since its inception in 2006.

During FY 2013, the most significant positive contributors to the Fund’s returns have been Herbalife (HLF), John B. Sanfilippo (JBSS), Sealed Air (SEE), SK Telecom (SKM), and Vistaprint (VPRT). We continue to maintain a position in all of these holdings, except for Vistaprint, which we recently sold after the stock price reached our estimate of intrinsic value. We have trimmed our positions among the remaining companies listed above except for John B. Sanfilippo, which remains exceedingly cheap relative to our intrinsic value estimate.

www.appleseedfund.com	(800) 470-1029

We have already mentioned that the Fund’s gold trusts held back Appleseed’s relative performance in FY 2013. Among our stock picks, our most significant performance detractors were Titan International (TWI) and PDI, Inc (PDII). Titan International’s share price has suffered recently due to a poor short-term outlook for tractor sales as a result of weak corn prices. When corn prices decline, so do farmers’ incomes, which means that less capital is left over at the end of the harvest to buy new tractors for the following crop season. We believe the corn price decline and Titan International’s share decline are both temporary, which is why we bought Titan’s stock in the first place. We have added to our initial position with recent share weakness.

PDI is in the midst of a price war which is taking place among contract sales organizations within the pharmaceutical industry. We initially bought the stock in 2009 when PDI was trading below the value of the cash on its balance sheet. Management purchased a software company, Group DCA, a few years ago, which turned out to be a value destroying exercise for shareholders. We have not lost money since our initial investment in PDI, but the company’s share price declined significantly this year. Despite poor short-term fundamentals, we believe PDI’s current stock price is inexpensive relative to the value of the business, and the company’s balance sheet remains strong with no debt and a large cash position. With management providing us with assurances that the Group DCA acquisition was a one-time mishap, we are holding onto our shares.

During the past three months, we sold the Fund’s positions in Dole (DOLE) and Vistaprint (VPRT). These two holdings generated a very attractive return for Appleseed Fund this year. We also initiated new positions in The Mosaic Company (MOS), Titan International (TWI), and Teva Pharmaceuticals (TEVA). Like Titan, Mosaic’s share price declined significantly due in part by weakening corn prices. Mosaic is a leading producer of potash, a naturally occurring mineral that improves crop health.

Teva is the global leader of the generic pharmaceutical industry. The Fund already has exposure to generic pharmaceuticals though its ownership of Sandoz, which is a subsidiary of Novartis (NVS). Like Novartis, Teva operates a generic business, a branded pharmaceutical business, and a consumer business. The market is currently unimpressed with Teva’s business prospects, due largely to the fact that its most profitable product, Copaxone, faces an upcoming patent expiration. Teva’s stock price has heavily discounted a worst case outcome for Copaxone and much more. We have been

www.appleseedfund.com	(800) 470-1029

impressed with Dr. Jeremy Levin, Teva’s newly installed CEO, and we believe the company’s late-stage pipeline should offset revenue and profit losses from the Copaxone expiration. At the same time, the company’s cash flows are strong, and its balance sheet is healthy and improving with each quarter.

We know that you have many investment options, and we are humbled and honored by your decision to invest your capital in Appleseed Fund. As many of you already know, the portfolio managers are also meaningful shareholders in Appleseed Fund. As shareholders, we are careful about the investments we make and disciplined about the price we pay for those investments. We remain dedicated to investing your hard-earned capital carefully, and we remain dedicated to building our research team and improving our research process.

If you have any questions, please do not hesitate to reach out to Colin Rennich, our Director of Sales. His email address is colin@appleseedfund.com. Thank you for your continued support and your trust in our ability to manage your Appleseed Fund investment.

Sincerely,

Billy Pekin, CFA	Adam Strauss, CFA	Josh Strauss, CFA

Rick Singer, CFA	Ron Strauss, CFA

www.appleseedfund.com	(800) 470-1029

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

At the end of the Fund’s reporting period on September 30, 2013, Sealed Air (SEE) represented 1.8%, Willis Group (WSH) represented 3.4%, Novartis (NVS) represented 3.1%, Aon (AON) represented 1.3%, John B. Sanfilippo (JBSS) represented 4.8%, SK Telecom (SKM) represented 4.8%, Tesco PLC (London:TSCO) represented 6.7%, Teva Pharmaceuticals represented 4.9%, The Mosaic Company (MOS) represented 4.4%, Titan International (TWI) represented 4.1%, Herbalife (HLF) represented 3.2%, Vistaprint (VPRT) represented 0.0%, Dole Food Company (DOLE) represented 0.0%, PDI Inc. (PDII) represented 0.9%, and Toyo Tanso (Tokyo:5310) represented 3.2% of the portfolio, respectively.

The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international market and is representative of a broader market and range of securities than is found in the Fund’s portfolios. These indices provide total returns in U.S. dollars with net dividends reinvested. These index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. These index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in these indices, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-470-1029.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 (Member FINRA).

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS

Investment Results – (Unaudited)

Total Returns*

(For the periods ended September 30, 2013)

		Average Annual Returns
	One	Five	Since
	Year	Years	Inception**
Appleseed Fund - Investor Class	17.79%	12.89%	8.36%
MSCI World Index***	20.21%	7.84%	2.93%
S&P 500® Index ***	19.34%	10.02%	4.89%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2013, were 1.61% of average daily net assets for the Investor Class (1.35% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to cap certain operating expenses of the Fund through January 31, 2014.

Total Returns*

(For the periods ended September 30, 2013)

		Average Annual
		Returns
	One	Since
	Year	Inception**
Appleseed Fund - Institutional Class	18.07%	10.62%
MSCI World Index***	20.21%	9.08%
S&P 500® Index ***	19.34%	13.35%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2013, were 1.36% of average daily net assets for the Institutional Class (1.10% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to cap certain operating expenses of the Fund through January 31, 2014.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Investor Class commenced operations on December 8, 2006. The Institutional class commenced operations on January 31, 2011.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

***	The MSCI World Index has replaced the S&P 500® Index as the Fund’s primary benchmark because, in the opinion of the Fund’s Adviser, the Fund’s objectives and risk profile are more similar to those of the new index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international market s and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. These indices provide total return in U.S. dollars with net dividends reinvested. These index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in these indices, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 8, 2006 (commencement of operations) for the Investor Class and held through September 30, 2013. The MSCI World Index has replaced the S&P 500® Index as the Fund’s primary benchmark because, in the opinion of the Fund’s Adviser, the Fund’s objectives and risk profile are more similar to those of the new index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through September 30, 2013. The MSCI World Index has replaced the S&P 500® Index as the Fund’s primary benchmark because, in the opinion of the Fund’s Adviser, the Fund’s objectives and risk profile are more similar to those of the new index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS

Fund Holdings – (Unaudited)

[1]	As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser, Pekin Singer Strauss Asset Management. The investment objective of the Appleseed Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND EXPENSES

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from April 1, 2013 to September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

FUND EXPENSES – continued (Unaudited)

Appleseed Fund - Investor Class	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period April 1, 2013 - September 30, 2013*
Actual	$1,000.00	$1,043.70	$6.58
Hypothetical (5% return before expenses)	$1,000.00	$1,018.63	$6.50

*	Expenses are equal to the Investor Class annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Appleseed Fund - Institutional Class	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period April 1, 2013 - September 30, 2013*
Actual	$1,000.00	$1,044.30	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.82	$5.23

*	Expenses are equal to the Institutional Class annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

APPLESEED FUND

SCHEDULE OF INVESTMENTS

September 30, 2013

	Shares	Fair Value
Common Stocks - 68.71%
Business Services - 3.14%
Staples, Inc.	451,280	$6,611,252
Sykes Enterprises, Inc. (a)	164,100	2,939,031
Yusen Logistics Co., Ltd. (b)	365,300	4,009,458

		13,559,741

Consumer Staples - 14.70%
Avon Products, Inc.	457,405	9,422,543
Female Health Co. / The	37,600	371,112
Herbalife Ltd. (b)	141,440	9,868,269
John B. Sanfilippo & Son, Inc.	631,303	14,639,917
Omega Protein Corp. (a)	150,683	1,532,446
Tesco, plc (b)	3,479,000	20,225,762

		56,060,049

Energy - 2.61%
Nabors Industries, Ltd. (b)	494,002	7,933,672

Financials - 9.43%
Aon plc (b)	53,311	3,968,471
Western Union Co.	775,993	14,480,029
Willis Group Holdings plc (b)	235,550	10,206,381

		28,654,881

Health Care Services - 0.92%
PDI, Inc. (a)	576,828	2,780,311

Industrials - 10.06%
Mabuchi Motor Co., Ltd. (b)	87,200	4,594,385
Titan International, Inc.	841,094	12,313,616
Toyo Tanso Co. Ltd. (b)	517,100	9,643,750

		26,551,751

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2013

	Shares	Fair Value
Common Stocks - 68.71% – continued
Materials - 6.19%
Mosaic Co. / The	311,087	$13,382,963
Sealed Air Corp.	199,221	5,416,819

		18,799,782

Pharmaceuticals - 8.05%
Novartis AG (b) (c) (h)	123,750	9,492,862
Teva Pharmaceutical Industries Ltd. (b) (c)	395,993	14,960,616

		24,453,478

Real Estate - 0.95%
Pico Holdings, Inc. (a)	132,966	2,880,044

Technology - 4.15%
Google, Inc. - Class A (a)	3,400	2,978,094
Microsoft Corp.	288,850	9,621,593

		12,599,687

Telecommunication Services - 4.76%
SK Telecom Co., Ltd. (b) (c)	636,245	14,442,761

TOTAL COMMON STOCKS (Cost $168,467,318)		208,716,157

Gold Trusts - 17.74%
Central Gold Trust (a) (b) (e) (f) (i)	804,230	37,139,341
Sprott Physical Gold Trust (a) (b) (e) (f)	1,521,020	16,746,430

TOTAL GOLD TRUSTS (Cost $59,981,113)		53,885,771

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2013

	Principal Amount	Fair Value
Certificates of Deposit - 1.24%
Community Bank, 0.750%, 09/25/2014	$1,000,000	$1,000,000
Pacific Coast Bank, 0.150%, 10/18/2013	250,402	250,402
Pacific Coast Bank, 0.070%, 12/05/2013	500,000	500,000
Pacific Coast Bank, 0.070%, 12/26/2013	500,000	500,000
Self-Help Federal Credit Union, 0.250%, 11/20/2013	252,805	252,805
Self-Help Federal Credit Union, 0.250%, 11/28/2013	252,822	252,822
University Bank, 0.050%, 10/03/2013	500,188	500,188
University Bank, 0.115%, 10/03/2013	250,000	250,000
New Resource Bank, 0.050%, 10/18/2013	249,042	249,042

TOTAL CERTIFICATES OF DEPOSIT (Cost $3,755,259)		3,755,259

Corporate Bonds - 2.61%
Financials - 1.10%
Western Union Co. / The, 5.930%, 10/01/2016	3,000,000	3,342,984

Pharmaceuticals - 1.51%
Novartis Capital Corp., 4.125%, 02/10/2014	3,000,000	3,039,570
Warner Chilcott Co LLC, 7.750%, 09/15/2018 (b)	1,416,000	1,543,440

		4,583,010

TOTAL CORPORATE BONDS (Cost $7,860,107)		7,925,994

U.S. Government Securities - 2.96%
U.S. Treasury Bill, 0.025%, 03/27/2014	3,000,000	2,999,595
U.S. Treasury Bill, 0.045%, 06/26/2014	3,000,000	2,998,911
U.S. Treasury Note, 0.250%, 09/30/2014	3,000,000	3,004,161

TOTAL U.S. GOVERNMENT SECURITIES (Cost $9,001,438)		9,002,667

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2013

	Shares	Fair Value
Money Market Securities - 8.60%
Federated Government Obligations Fund - Institutional Shares, 0.01% (g)	26,134,557	$26,134,557

TOTAL MONEY MARKET SECURITIES (Cost $26,134,557)		26,134,557

TOTAL INVESTMENTS - LONG - (Cost $275,199,792) - 101.86%		$309,420,405

TOTAL INVESTMENTS - SHORT - (Proceeds Received $538,635) - (0.21%)		$(639,800)

Liabilities in excess of other assets - (1.65%)		(5,012,820)

TOTAL NET ASSETS - 100.00%		$303,767,785

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	American Depositary Receipt
(d)	Exchange-Traded Fund
(e)	Closed-End Mutual Fund
(f)	Passive Foreign Investment Company
(g)	Variable rate security; the money market rate shown represents the 7-day yield at September 30, 2013.
(h)	All or a portion of this security is held for collateral for securities sold short. The total fair value of this collateral on September 30, 2013 is $9,205,200.
(i)	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding securities during any period of less than thirty days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF SECURITIES SOLD SHORT

September 30, 2013

	Shares	Fair Value
Limited Partnerships - (0.21%)
United States Natural Gas Fund, L.P.	(35,000)	$(639,800)

TOTAL LIMITED PARTNERSHIPS (Proceeds Received $538,635)		(639,800)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

FUTURES CONTRACTS

September 30, 2013

Short Futures Contracts	Number of (Short) Contracts	Underlying Face Amount at Fair Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures Contract December 2013	(188)	$(19,007,975)	$(652,148)
Euro Currency Futures Contract December 2013	(77)	(13,019,738)	(328,222)
Japanese Yen Currency Futures Contract December 2013	(82)	(10,440,650)	(112,375)

Total Short Futures Contracts	(347)		$(1,092,745)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2013

Assets
Investments in securities, at fair value (Cost $275,199,792)	$309,420,405
Cash restricted at broker	3,433,218
Cash held at broker (a)	789,700
Receivable for investments sold	1,947,408
Receivable for fund shares purchased	251,519
Dividends receivable	157,660
Interest receivable	112,043
Prepaid expenses	14,817

Total assets	316,126,770

Liabilities
Investment securities sold short, at value (proceeds $538,635)	639,800
Payable to Adviser (b)	196,799
Payable for investments purchased	11,014,190
Payable for fund shares redeemed	298,376
Payable for net variation margin on futures contracts	75,075
Payable for Administration Plan fees, Investor Class (b)	51,217
Payable to administrator, fund accountant, and transfer agent (b)	29,870
Payable to custodian	6,807
Payable to trustees and officers	1,630
Other accrued expenses	45,221

Total liabilities	12,358,985

Net Assets	$303,767,785

Net Assets consist of:
Paid in capital	$252,293,444
Accumulated undistributed net investment income (loss)	(2,266,977)
Accumulated undistributed net realized gain (loss) from investment transactions	20,714,334
Net unrealized appreciation (depreciation) on:
Investment securities	34,220,613
Securities sold short	(101,165)
Foreign currency translation	281
Futures contracts	(1,092,745)

Net Assets	$303,767,785

Net Assets: Investor Class	$249,371,589

Shares outstanding (unlimited number of shares authorized)	16,846,795

Net asset value and offering price per share	$14.80

Redemption price per share ($14.80 * 98%) (c)	$14.50

Net Assets: Institutional Class	$54,396,196

Shares outstanding (unlimited number of shares authorized)	3,659,931

Net asset value and offering price per share	$14.86

Redemption price per share ($14.86 * 98%) (c)	$14.56

(a)	Cash used as collateral for futures contract transactions.
(b)	See Note 5 in the Notes to the Financial Statements
(c)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF OPERATIONS

Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

For the fiscal year ended September 30, 2013

Investment Income
Dividend income (net of foreign withholding tax $277,827)	$4,270,703
Interest income	108,992

Total Income	4,379,695

Expenses
Investment Adviser fee (a)	2,697,945
Administration plan fee, Investor Class (a)	565,022
Administration expenses (a)	159,836
Transfer agent expenses (a)	94,240
Fund accounting expenses (a)	82,900
Printing expenses	53,023
Custodian expenses	46,776
Registration expenses	37,491
Legal expenses	35,502
Auditing expenses	18,000
Insurance expenses	17,793
Trustee expenses	10,810
CCO expenses	10,544
Miscellaneous expenses	6,149
Pricing expenses	1,966
24f-2 expenses	612
Other expense - short sale and interest expense	135,719

Total Expenses	3,974,328
Less: Fees waived & expenses reimbursed by Adviser (a)	(603,276)

Net operating expenses	3,371,052

Net Investment Income	1,008,643

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	20,054,958
Securities sold short	(206,056)
Foreign currency translations	(181,983)
Futures contracts	3,905,677
Change in unrealized appreciation (depreciation) on:
Investment securities	18,789,231
Securities sold short	1,065,155
Foreign currency translations	(1,741)
Futures contracts	(1,076,930)

Net realized and unrealized gain (loss) on investment securities foreign currency translations, & futures contracts	42,348,311

Net increase (decrease) in net assets resulting from operations	$43,356,954

(a)	See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30 2013	Year Ended September 30, 2012
Operations
Net investment income (loss)	$1,008,643	$862,203
Long term capital gain distributions from real estate investment trusts	—	111,379
Net realized gain (loss) on investment securities, securities sold short, foreign currency translations, & futures contracts	23,572,596	5,179,170
Change in unrealized appreciation (depreciation) on investment securities, securities sold short, foreign currency translations, & futures contracts	18,775,715	18,366,824

Net increase (decrease) in net assets resulting from operations	43,356,954	24,519,576

Distributions
From net investment income, Investor Class	(3,549,991)	(1,847,227)
From net realized gains, Investor Class	(4,363,755)	(9,157,179)
From net investment income, Institutional Class	(618,297)	(158,108)
From net realized gains, Institutional Class	(760,029)	(647,000)

Total distributions	(9,292,072)	(11,809,514)

Capital Share Transactions - Investor Class
Proceeds from Fund shares sold	66,160,736	90,849,853
Proceeds from redemption fees collected (a)	25,065	90,553
Reinvestment of distributions	7,770,528	10,842,527
Amount paid for Fund shares redeemed	(58,245,038)	(77,001,213)

Net increase (decrease) in net assets resulting from Investor Class capital share transactions	15,711,291	24,781,720

Capital Share Transactions - Institutional Class
Proceeds from Fund shares sold	18,609,328	21,335,752
Proceeds from redemption fees collected (a)	1,446	1,848
Reinvestment of distributions	1,362,683	804,808
Amount paid for Fund shares redeemed	(4,209,907)	(2,223,049)

Net increase (decrease) in net assets resulting from Institutional capital share transactions	15,763,550	19,919,359

Total Increase (Decrease) in Net Assets	65,539,723	57,411,141

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Year Ended September 30 2013	Year Ended September 30, 2012
Net Assets
Beginning of year	238,228,062	180,816,921
End of year	$303,767,785	$238,228,062

Accumulated undistributed net investment loss included in net assets at end of period	$(2,266,977)	$(748,258)

Capital Share Transactions - Investor Class
Shares sold	4,780,176	7,205,122
Shares issued in reinvestment of distributions	609,453	919,637
Shares repurchased	(4,251,012)	(6,129,558)

Net increase (decrease) in Investor Class shares outstanding	1,138,617	1,995,201

Capital Share Transactions - Institutional Class
Shares sold	1,337,102	1,672,461
Shares issued in reinvestment of distributions	106,543	68,262
Shares repurchased	(303,915)	(180,675)

Net increase (decrease) in Institutional Class shares outstanding	1,139,730	1,560,048

(a)	The Fund charges a 2% redemption fee on shares redeemed within 90 calendars days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPLESEED FUND — INVESTOR CLASS FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year ended
	September 30,
	2013
Selected Per Share Data:
Net asset value, beginning of period	$13.07
Income from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gain (loss) on investments	2.17

Total from investment operations	2.24

Less distributions to shareholders:
From net investment income	(0.23)
From net realized gain	(0.28)

Total distributions	(0.51)

Paid in capital from redemption fees	—	(d)

Net asset value, end of period	$14.80

Total Return (e)	17.79%
Ratios and Supplemental Data:
Net assets, end of period (000)	$249,372
Ratio of net expenses to average net assets (i)	1.29	%(m)
Ratio of net expenses to average net assets before waiver and reimbursement (i)	1.51%
Ratio of net investment income (loss) to average net assets (i)	0.34%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (i)	0.12%
Portfolio turnover rate	63%

(a)	The Fund’s Board of Trustees elected to change its fiscal year end from November 30 to September 30. The information presented is from December 1, 2008 through September 30, 2009.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Net realized gain distributed amounted to less than $0.005 per share.
(d)	Redemption fees resulted in less than $0.005 per share.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	Annualized.
(h)	Effective April 1, 2009, the Adviser has contractually agreed to cap the Fund’s expenses at 1.24%. Prior to April 1, 2009, the Fund’s expense cap was 0.90%.
(i)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(j)	Effective January 28, 2011, the Adviser has contractually agreed to cap the Fund’s expenses at 0.99% excluding fees paid pursuant to an Administrative Services Plan. Prior to January 28, 2011, the Fund’s expense cap was 1.24%. Also effective January 28, 2011, the Fund adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Investor Class shares.

See accompanying notes which are an integral part of these financial statements.

Year ended September 30, 2012		Year ended September 30, 2011		Year ended September 30, 2010	Period ended September 30, 2009(a)		Year ended November 30, 2008

$12.32		$12.45		$11.46	$7.44		$9.85

0.05	(b)	0.04		0.07 (b)	0.07	(b)	0.22 (b)
1.44		0.06	(k)	0.95	4.04		(2.46)

1.49		0.10		1.02	4.11		(2.24)

(0.12)		(0.12)		(0.02)	(0.09)		(0.17)
(0.63)		(0.11)		(0.02)	—		— (c)

(0.75)		(0.23)		(0.04)	(0.09)		(0.17)

0.01		—	(d)	0.01	—	(d)	— (d)

$13.07		$12.32		$12.45	$11.46		$7.44

12.86%		0.74%		9.03%	55.95	%(f)	(23.07)%

$205,232		$168,961		$125,686	$55,905		$8,992
1.25	%(l)	1.24	%(j)	1.24%	1.17	%(g)(h)	0.90%
1.52%		1.48%		1.32%	2.02	%(g)	3.09%
0.38%		0.25%		0.54%	0.87	%(g)	2.40%
0.11%		0.01%		0.46%	0.02	%(g)	0.21%
76%		68%		61%	41	%(f)	128%

(k)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.
(l)	Includes short sale and interest expense of 0.01% for 2012.
(m)	Includes short sale and interest expense of 0.05% for 2013.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND —

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

					For the
	Year Ended		Year Ended		Period Ended
	September 30		September 30,		September 30,
	2013		2012		2011(a)
Selected Per Share Data:
Net asset value, beginning of period	$13.09		$12.35		$12.59

Income from investment operations:
Net investment income	0.08	(c)	0.08	(c)	0.05	(c)
Net realized and unrealized gain (loss) on investments	2.20		1.44		(0.30)

Total from investment operations	2.28		1.52		(0.25)

Less Distributions to shareholders:
From net investment income	(0.23)		(0.15)		—
From net realized gain	(0.28)		(0.63)		—

Total distributions	(0.51)		(0.78)		—

Paid in capital from redemption fees	—	(g)	—	(g)	0.01

Net asset value, end of period	$14.86		$13.09		$12.35

Total Return (b)	18.07%		13.00%		(1.91	)%(d)
Ratios and Supplemental Data
Net assets, end of period (000)	$54,396		$32,996		$11,856
Ratio of expenses to average net assets (f)	1.04	%(i)	1.01	%(h)	0.99	%(e)
Ratio of expenses to average net assets before waiver and reimbursement (f)	1.26%		1.27%		1.34	%(e)
Ratio of net investment income (loss) to average net assets (f)	0.55%		0.64%		0.58	%(e)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (f)	0.33%		0.38%		0.23	%(e)
Portfolio turnover rate	63%		76%		68	%(d)

(a)	For the period January 31, 2011 (commencement of operations) through September 30, 2011.
(b)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Net investment income per share is based on average shares outstanding during the period.
(d)	Not annualized.
(e)	Annualized.
(f)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(g)	Redemption fees resulted in less than $0.005 per share.
(h)	Includes short sale and interest expense of 0.02% for 2012.
(i)	Includes short sale and interest expense of 0.05% for 2013.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2013

NOTE 1. ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment Adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis: a) the fair values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day and b) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from foreign currency transactions. Reported net realized foreign currency transaction gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange traded funds (ETFs) and Futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Advisor’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The Fund’s social and environmental screens are not applied to short sales.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended September 30, 2013, the Fund made the following reclassifications to increase (decrease) the components of net assets.

	Accumulated	Accumulated
	Undistributed	Net Realized
	Net Investment	Loss from
Paid in Capital	Income	Investments
$—	$1,640,925	$(1,640,925)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange-traded funds, gold trusts, limited partnerships, and closed-end funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued,

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds and U.S. Government Securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), and certificates of deposit, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013:

Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$208,716,157	$—	$—	$208,716,157
Gold Trusts	53,885,771	—	—	53,885,771
Certificates of Deposit	—	3,755,259	—	3,755,259
Corporate Bonds*	—	7,925,994	—	7,925,994
U.S. Government Securities	—	9,002,667	—	9,002,667
Money Market Securities	26,134,557	—	—	26,134,557

Total	$288,736,485	$20,683,920	$—	$309,420,405

*	Refer to Schedule of Investments for industry classifications.

Valuation Inputs
Liabilities	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Limited Partnerships	$(639,800)	$—	$—	$(639,800)
Short Futures Contracts*	(1,092,745)	—	—	$(1,092,745)

Total	$(1,732,545)	$—	$—	$(1,732,545)

*	The amount shown represents the gross unrealized depreciation of the futures contracts.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended September 30, 2013.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 4. DERIVATIVE TRANSACTIONS

Currency Futures Contracts – The Fund entered into currency futures contracts (long and short) to hedge its foreign currency exposure during the fiscal period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of September 30, 2013 is held for collateral for futures transactions and is restricted from withdrawal.

The following tables present a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of September 30, 2013 and the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2013.

At September 30, 2013:

	Location of Derivatives on Statements
Derivatives	of Assets & Liabilities
Foreign Exchange Risk:
Short currency futures contracts	Payable for net variation margin on futures contracts	$75,075

For the fiscal year ended September 30, 2013 :

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Sold Short	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Short currency futures contracts	Net realized and unrealized gain (loss) on futures contracts	1,483	1,534	$3,905,677	$(1,076,930)

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended September 30, 2013, before the waiver described below, the Adviser earned a fee of $2,697,945 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses through January 31, 2014, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, any 12b-1 fees, and extraordinary expenses do not exceed 0.99% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2013, the Adviser waived fees of $603,276. At September 30, 2013, the Adviser was owed $196,799 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2013 are as follows:

Recoverable through
Amount	September 30,
$380,938	2014
$573,176	2015
$603,276	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2013, HASI earned fees of $159,836 for administrative services provided to the Fund. At September 30, 2013, the Fund owed HASI $14,128 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund’s shares.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2013, HASI earned fees of $94,240 from the Fund for transfer agent services. For the fiscal year ended September 30, 2013, HASI earned fees of $82,900 from the Fund for fund accounting services. At September 30, 2013, the Fund owed HASI $8,557 for transfer agent services and $7,185 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended September 30, 2013. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Investor Class shares because these fees are paid out of the assets

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

of the Investor Class on an on-going basis. For the fiscal year ended September 30, 2013, the Investor Class incurred Service fees of $565,022. At September 30, 2013, $51,217 was owed to the Adviser pursuant to the Administrative Services Plan.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to efficiently achieve its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan prior to January 31, 2014.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2013, purchases and sales of investment securities, other than short-term investments and short securities were as follows:

Purchases
U.S. Government Obligations	$—
Other	172,819,786
Sales
U.S. Government Obligations	$—
Other	140,482,466

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 6. INVESTMENT TRANSACTIONS – continued

At September 30, 2013, the appreciation (depreciation) of investments, excluding securities sold short and futures contracts, for tax purposes, was as follows:

Amount
Gross Appreciation	$46,241,608
Gross (Depreciation)	(13,743,776)

Net Appreciation (Depreciation) on Investments	$32,497,832

At September 30, 2013, the aggregate cost of securities, net of proceeds for securities sold short, for federal income tax purposes, was $276,922,573.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2013, Charles Schwab & Co., for the benefit of its customers, owned 27.56% of the Investor Class. As a result, Charles Schwab & Co. may be deemed to control the Investor Class. At September 30, 2013, Pershing LLC., for the benefit of its customers, owned 32.90% of the Institutional Class, while Charles Schwab & Co. owned 30.86% of the Institutional Class. As a result, Pershing LLC and Charles Schwab & Co. may be deemed to control the Institutional Class.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 9. FEDERAL TAX INFORMATION

On December 24, 2012, an income dividend of $0.2299 per share was made to shareholders of record on December 21, 2012 for the Investor Class. On December 24, 2012, an income dividend of $0.2299 per share was made to shareholders of record on December 21, 2012 for the Institutional Class.

On December 24, 2012, a long-term capital gain of $0.0050 per share was made to shareholders of record on December 21, 2012 for both the Investor Class and Institutional Class.

On December 24, 2012, a short-term capital gain of $0.2776 per share was made to shareholders of record on December 21, 2012 for both the Investor Class and Institutional Class.

The tax characterization of distributions for the fiscal periods ended September 30, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$9,201,418	$4,503,209
Long-term Capital Gain	90,655	7,306,305

	$9,292,073	$11,809,514

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$5,047,562
Undistributed long-term capital gains	15,057,469
Accumulated capital and other losses	(1,027,638)
Unrealized appreciation (depreciation)	32,396,948

$51,474,341

At September 30, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales of $483,442 and basis adjustments for investments in passive foreign investment companies.

APPLESEED FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2013

NOTE 9. FEDERAL TAX INFORMATION – continued

As of September 30, 2013, accumulated capital and other losses consist of:

Qualified Late-Year Ordinary Losses	Capital Loss Carryforwards	Total
$1,027,638	$—	$1,027,638

As of September 30, 2013, the Fund does not have available any capital loss carryforwards.

NOTE 10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Fund’s financial statements.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2013, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Appleseed Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, securities sold short, and futures contracts, of Appleseed Fund (the “Fund”), a series of the Unified Series Trust, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Appleseed Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 26, 2013

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 67)	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Chairman,
December 2004 to present;

Independent Trustee,
December 2002 to present

Daniel J. Condon (Age - 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

TRUSTEES AND OFFICERS – (Unaudited) continued

Independent Trustees (continued)
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age - 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age - 64) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 18 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Joseph L. Rezabek (Age - 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.

TRUSTEES AND OFFICERS – (Unaudited) continued

Interested Trustees & Officers (continued)
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (Age - 52)	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.

President,
August 2013 to present

Robert W. Silva (Age - 47)	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

Treasurer and Chief Financial Officer,
June 2011 to present

Lynn E. Wood (Age - 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

Tara Pierson (Age - 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 18 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Pekin Singer Strauss Asset Management Inc. (“Pekin Singer”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Trust or Pekin Singer (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 16, 2013 via teleconference to consider the renewal of the management agreement between the Trust and Pekin Singer on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) copies of the Fund’s current management agreement and expense limitation agreement; (ii) a letter sent by the Administrator on behalf of the Board to Pekin Singer requesting information that the Trustees likely would consider in determining whether to renew the Fund’s management agreement as required under Section 15(c) of the Act, and Pekin Singer’s responses, including, among other information, any changes in advisory personnel providing services to the Fund, an analysis of Pekin Singer’s profitability from managing the Fund, and a soft dollar report; (iii) Pekin Singer’s balance sheet as of March 31, 2013 and profit & loss statement for the year ended March 31, 2013; (iv) a schedule of the Fund’s investments as of June 30, 2013; (v) a commentary prepared by the Fund’s portfolio managers analyzing the Fund’s recent performance; and (vi) reports prepared by the Administrator comparing the Fund’s performance, advisory fee and expense ratio to those of its peer group, Morningstar Category, and benchmark, as applicable. The Trust’s Chief Compliance Officer also provided an oral report on Pekin Singer’s compliance policies and procedures. After discussing the materials and reports, the Committee contacted Pekin Singer’s President and Senior Vice President, who both also serve as Portfolio Managers of the Fund, and Pekin Singer’s Chief Compliance Officer, and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on August 25 and 26, 2013, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Trust’s management agreement with Pekin Singer on behalf of the Fund for an additional year. Subsequent to the Trustees’ approval of the continuation of the Fund’s management agreement at their August 25 and 26, 2013 meeting, the

Trustees received information regarding the performance of and management fees charged by Pekin Singer to a separate account that it manages using a similar investment strategy to that which it uses to manage the Fund. At the Trustees’ in-person meeting held on November 10 and 11, 2013, the Trustees considered and evaluated this separate account performance and management fee information, and determined to ratify their earlier approval of the Trust’s management agreement with Pekin Singer on behalf of the Fund. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent and Quality of Services – The Trustees considered Pekin Singer’s responses regarding the resources provided to the Fund, the adequacy of these resources in light of the desired growth in the levels of the Fund’s assets, and whether the resources are sufficient. The Trustees determined that Pekin Singer’s resources appear adequate, and specifically noted that Pekin Singer continues to provide the services and support of various administrative and professional staff, including five portfolio managers and a chief compliance officer. The Trustees also noted that Pekin Singer recently added a new full-time Compliance Director and a new trader. The Trustees considered that Pekin Singer was not proposing any changes to the level of services provided to the Fund, nor any changes to the Fund’s investment strategy.

(ii)	Fund Performance – The Trustees considered the Fund’s performance, and reviewed materials provided by Pekin Singer and the Administrator with respect to this performance. The Trustees noted that both Fund share classes outperformed the median and average return of the Fund’s peer group over the one-year period ended May 31, 2013, but had underperformed the performance of the Fund’s benchmark, the S&P 500 Index. The Trustees also considered that the Fund’s Investor Class shares had underperformed the benchmark and had the second-lowest return among its peer group funds for the three-year period, but had outperformed the benchmark and had the highest return among its peer group funds for the longer five-year period.

The Trustees considered Pekin Singer’s explanation that much of the reason the Fund trailed the S&P 500 Index over the one-year period is attributable to the Fund’s defensive weighting to gold-related securities and cash-equivalents, both of which severely underperformed the rallying equity markets over the past year. The Trustees also noted Pekin Singer’s representation that it takes a relatively conservative, and often contrarian, investment approach in managing the Fund, and noted the Fund’s strong five-year performance as evidence that this approach has been successful.

Subsequently, at the Trustees’ in-person meeting held on November 10 and 11, 2013, the Trustees reviewed information provided by Pekin Singer regarding a separate account managed by Pekin Singer using a similar investment strategy to that which Pekin Singer uses to manage the Fund. The Trustees noted that both of the Fund’s share classes had outperformed this separate account for the one-year period ended May 31, 2013.

(iii)	Fee Rate and Profitability – The Trustees considered that the Fund’s net advisory fee is above the peer group average and median. The Trustees also noted that the Fund’s total net expense ratio for the Institutional Class is slightly higher than the peer group average and median, while the Investor Class total net expense ratio is the second highest among the peer group funds. The Trustees considered Pekin Singer’s explanation that it incurs extra expenses connected with screening all potential investments against socially responsible investment guidelines and managing the Fund’s international and commodity investments.

The Trustees also considered and discussed Pekin Singer’s profit & loss statement for the year ended March 31, 2013, and balance sheet as of March 31, 2013. The Trustees reviewed the profitability analysis prepared by Pekin Singer, which showed that whether or not marketing expenses are taken into consideration, Pekin Singer is earning a profit as a result of managing the Fund. The Trustees concluded that this profit is not excessive.

The Trustees considered other potential benefits that Pekin Singer may receive in connection with its management of the Fund. These benefits include third-party research obtained by soft dollars generated by certain mutual fund transactions, which may be used to benefit the Fund along with other Pekin Singer advisory clients. The Trustees noted that Pekin Singer directs the Fund’s brokerage transactions to brokers who provide access to such research services, and considered Pekin Singer’s representation that the research services benefit all of its advisory clients, including the Fund.

At the Trustees’ November 10 and 11, 2013 in-person meeting, they considered Pekin Singer’s representation that the net management fee charged to the Fund is lower than the management fee charged to its similarly managed separate account.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Pekin Singer as the Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees considered that, though Pekin Singer is making a profit as a result of managing the Fund, it does not appear to have begun to realize any significant economies of scale. The Trustees noted that Pekin Singer is still capping the Fund’s expenses, and, as a result, is not receiving its full advisory fee. The Trustees also considered that the Fund has recently begun to offer Institutional Class shares, which have lower expenses and are available to investors investing $100,000 or more in the Fund. The Trustees also considered Pekin Singer’s explanation that it will consider adding break points to its advisory fee to reduce expenses in the future if the Fund continues to grow.

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by the Fund are reasonable, based on the nature and quality of advisory services provided by Pekin Singer to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Pekin Singer on behalf of the Fund.

Other Federal Tax Information (Unaudited)

For the year ended September 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the year ended September 30, 2013, the Fund paid qualified dividend income of 36.1%.

For the year ended September 30, 2013, 73.0% of ordinary income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

For the year ended September 30, 2013, the Fund designated $90,655 as long-term capital gain distributions.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

[THIS PAGE INTENTIONALLY LEFT BLANK]

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

IRON STRATEGIC INCOME FUND

The Fund

The Iron Strategic Income Fund’s Institutional share Class returned 5.02% for the fiscal year ending September 30, 2013, compared to its Benchmark, the Credit Suisse Hedge Fund Index (“Benchmark”), return of 7.41%. During the same period the Investor share class returned 4.60%. The Fund’s varying levels of exposure to below investment grade fixed income was the main contributor to the Fund’s performance for the year. Our conservative investment style required portfolio hedges and reduced exposure to below investment grade fixed income at various points throughout the year. This less aggressive positioning led to lower returns than that of its Benchmark, but also resulted in lower volatility.

The current fiscal year begins our eighth year managing the Iron Strategic Income Fund (“Fund”). Our goal is to manage the Fund to produce the best possible risk adjusted return over long term market cycles. Since the inception of the Fund, we have maintained a higher Sharpe Ratio (1.05 vs 0.57), lower volatility as measured by Standard Deviation (6.32% vs. 6.81%) and higher annualized total return (7.85% vs 4.96%) than that of our benchmark. Sharpe Ratio is calculated by using standard deviation and excess return to determine reward per unit of risk, while standard Deviation depicts how widely a mutual fund’s returns varied over a certain period of time.

Since inception, a key contributor to the Fund’s performance has been our ability to significantly limit volatility and drawdown while still producing returns (drawdown can be described as the largest percentage decline from peak to trough). For example, by strategically adjusting our exposure to the market, we have been able to limit the Fund’s largest drawdown, which occurred in 2008, to -12.75% vs -19.68% for the Index. While it is our belief that an absolute return focused fixed income strategy provides investors with better risk adjusted returns over time, we understand this opportunity does not come without cost. Investing in an absolute return strategy may result in underperformance during a bull market.

Derivatives have played an integral role in managing the Fund since its inception. We believe derivatives should be used to lower the Fund’s risk profile. Our derivatives use has primarily been in the form of buying protection on the high yield credit default swap index. This often proves to be a cost effective and expedient tool for reducing the Fund’s credit exposure rather than selling our current holdings.

Markets

Low interest rate conditions continue to be an important driver of low defaults, as below investment grade bond issuers successfully issue record amounts of debt. The trailing 12 month US below investment grade bond default rate ended September at 1.1%, versus its long-term average of 4.0%. We continue to believe the below investment grade bond space offers many opportunities, and the probability of high default rates remains low for the next 18 months. As the Fed begins to taper its purchases, we continue to believe that changes in the yield curve and spreads between fixed income sectors will offer

1

IRON STRATEGIC INCOME FUND

opportunity from uncertainty. The question remains as to when the Fed will need to hike the Fed funds rate. Our best guess would be sometime in late 2015 or beyond.

Conclusion

We begin our 8th year managing the Fund with cautious optimism. We see a marketplace filled with opportunities and risks and stand ready to adjust our exposure in an effort to create meaningful returns while protecting capital. Our focus remains on attempting to mitigate market risk in an effort to create peace of mind investing.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

.

Aaron Izenstark	Daniel Sternberg
Portfolio Manager	Portfolio Manager

Iron Financial LLC

2

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited)

Total Returns

(For the periods ended September 30, 2013)

	1 Year	Average Annual Returns
		Five Years	Since Inception (October 11, 2006)
Iron Strategic Income Fund – Institutional Class*	5.02%	10.14%	7.85%
Credit Suisse Hedge Fund Index**	7.41%	5.49%	4.96%
Merrill Lynch High Yield Master II Index***	7.09%	13.35%	8.58%

Total annual operating expenses as disclosed in the Fund’s prospectus dated January 31, 2013, were 1.62% of average daily net assets (1.13% excluding fees and expenses of underlying funds in which the Fund invests).

Total Returns

(For the periods ended September 30, 2013)

	1 Year	Average Annual Returns
		Three Years	Since Inception (February 2, 2009)
Iron Strategic Income Fund – Investor Class*	4.60%	4.75%	10.62%
Credit Suisse Hedge Fund Index**	7.41%	5.00%	8.12%
Merrill Lynch High Yield Master II Index***	7.09%	8.88%	17.85%

Total annual operating expenses as disclosed in the Fund’s prospectus dated January 31, 2013, were 1.97% of average daily net assets (1.48% excluding fees and expenses of underlying funds in which the Fund invests).

3

IRON STRATEGIC INCOME FUND

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Credit Suisse Hedge Fund Index, as disclosed in the Fund’s prospectus dated January 31, 2013, has replaced the Merrill Lynch High Yield Master II Index as the Fund’s primary benchmark because, in the opinion of the Fund’s Advisor, the Fund’s objectives and risk profile are more similar to those of the new index. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class and January 31, 2009 for the Investor Class.

***	The Merrill Lynch High Yield Master II Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of high yield bonds. The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

IRON STRATEGIC INCOME FUND

Performance Results – (unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the

Iron Strategic Income Fund – Institutional Class,

Credit Suisse Hedge Fund Index,

and the Merrill Lynch High Yield Master II Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on October 11, 2006 for the Institutional Class (commencement of Fund operations) and held through September 30, 2013. The performance of the Investor Class of the Fund’s shares will be greater than or less than the line shown based on the differences in fees paid by shareholders investing in the different classses. The Credit Suisse Hedge Fund Index, as disclosed in the Fund’s prospectus dated January 31, 2013, will replace the Merrill Lynch High Yield Master II Index as the Fund’s primary benchmark because, in the opinion of the Fund’s Advisor, the Fund’s objectives and risk profile are more similar to those of the new index. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class. The Merrill Lynch High Yield Master II Index is a widely recognized unmanaged index of high yield bonds. The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Iron Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited)

1	As a percent of net assets.

The investment objective of the Iron Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2013 and held through September 30, 2013.

6

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited) (continued)

Actual Expenses – (Unaudited)

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – (Unaudited)

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

7

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited) (continued)

Iron Strategic Income Fund Institutional Class	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expense Paid During Period April 1, 2013 – September 30, 2013
Actual*	$1,000.00	$1,019.30	$5.78
Hypothetical**	$1,000.00	$1,019.35	$5.78

Iron Strategic Income Fund Investor Class	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expense Paid During Period April 1, 2013 – September 30, 2013
Actual***	$1,000.00	$1,017.20	$7.49
Hypothetical**	$1,000.00	$1,017.64	$7.49

*	Expenses are equal to the Institutional Class annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

***	Expenses are equal to the Investor Class annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

8

IRON STRATEGIC INCOME FUND

Schedule of Investments	September 30, 2013

Corporate Bonds – 13.44%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 11.45%
AES Corp., 8.000%, 10/15/2017	$148,000	$170,940
Ally Financial, Inc., 8.000%, 03/15/2020	2,000,000	2,310,000
Burger King Corp., 9.875%, 10/15/2018 (e)	2,000,000	2,255,000
Calpine Corp., 7.500%, 02/15/2021 (a)	1,800,000	1,921,500
Case New Holland, Inc., 7.875%, 12/01/2017	2,000,000	2,335,000
Chesapeake Energy Corp., 6.625%, 08/15/2020	1,624,000	1,753,920
Citycenter Holdings/Finance, 7.625%, 01/15/2016	2,000,000	2,105,000
Consol Energy Inc., 8.000%, 04/01/2017	2,000,000	2,135,000
Cricket Communications I, 7.750%, 10/15/2020	2,000,000	2,272,500
Del Monte Corp., 7.625%, 02/15/2019	2,000,000	2,085,000
Energy Transfer Equity LP, 7.500%, 10/15/2020	2,000,000	2,150,000
First Data Corp., 12.625%, 01/15/2021	2,000,000	2,210,000
HCA Inc., 8.500%, 04/15/2019	2,000,000	2,155,000
Intl Lease Finance Corp., 8.625%, 09/15/2015	2,000,000	2,215,000
Metropcs Wireless Inc., 6.625%, 11/15/2020	2,000,000	2,080,000
Michaels Stores, Inc., 7.750%, 11/01/2018	2,000,000	2,160,000
NRG Energy, Inc., 8.250%, 09/01/2020	2,000,000	2,205,000
Reynolds GRP ISS/Reynold, 7.125%, 04/15/2019	2,000,000	2,135,000
SLM Corp., 8.000%, 03/25/2020	2,000,000	2,167,500
Tomkins LLC/Inc., 9.000%, 10/01/2018	481,000	526,695
Transdigm, Inc., 7.750%, 12/15/2018	2,000,000	2,140,000
Valeant Pharmaceuticals, 6.875%, 12/01/2018 (a)	2,000,000	2,125,000
Warner Chilcott Co. LLC, 7.750%, 09/15/2018	2,000,000	2,180,000
Wynn Las Vegas LLC/Corp., 7.750%, 08/15/2020	2,000,000	2,255,000

		48,048,055

Corporate Bond – Australia – 0.48%
FMG Resources Aug. 2006, 7.000%, 11/01/2015 (a) (b) (e)	2,000,000	2,067,500

See accompanying notes which are an integral part of these financial statements.

9

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2013

Corporate Bonds (continued)	Principal Amount	Fair Value
Corporate Bond – Canada – 1.02%
CHC Helicopter SA, 9.250%, 10/15/2020 (b)	$2,000,000	$2,140,000
Novelis Inc., 8.750%, 12/15/2020 (b)	2,000,000	2,205,000

		4,345,000

Corporate Bonds – Luxembourg – 0.49%
Expro Finance Luxembourg, 8.500%, 12/15/2016 (a) (b)	2,000,000	2,107,500

TOTAL CORPORATE BONDS (Cost $53,722,823)		56,568,055

See accompanying notes which are an integral part of these financial statements.

10

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2013

Convertible Notes – 6.25%	Principal Amount	Fair Value
Convertible Notes – Domestic – 6.25%
Annaly Capital Mgmt, 5.000%, 05/15/2015	$1,000,000	$1,020,000
Ares Capital Corp., 5.750%, 02/01/2016 (a) (e)	500,000	539,375
Ares Capital Corp., 5.750%, 02/01/2016	500,000	539,375
Auxilium Pharmaceuticals, 1.500%, 07/15/2018	1,000,000	1,036,875
BGC Partners, Inc., 4.500%, 07/15/2016	500,000	515,625
Cobalt International Energy, Inc., 2.625%, 12/01/2019	1,000,000	1,058,750
Comtech Telecommunications Corp., 3.000%, 05/01/2029	1,000,000	1,021,250
DFC Global Corp., 3.000%, 04/01/2028	1,000,000	959,375
Electronic Arts, Inc., 0.750%, 07/15/2016	1,000,000	1,090,625
Exelixis, Inc., 4.250%, 08/15/2019	1,020,000	1,199,137
GT Advanced Technologies, Inc., 3.000%, 10/01/2017 (e)	1,000,000	1,308,125
IAS Oper Partnership, 5.000%, 03/15/2018 (a)	1,000,000	938,125
Iconix Brand Group, Inc., 2.500%, 06/01/2016	1,000,000	1,234,375
InterDigital, Inc., 2.500%, 03/15/2016 (e)	1,000,000	1,050,625
Meritage Homes Corp., 1.875%, 09/15/2032	1,000,000	1,081,875
Merrimack Pharmaceutical, 4.500%, 07/15/2020	1,000,000	910,000
MGM Resorts International, 4.250%, 04/15/2015	1,000,000	1,275,625
Nuance Communications, 2.750%, 11/01/2031	500,000	507,812
Nuvasive, Inc., 2.750%, 07/01/2017	1,000,000	980,000
Omnicare, Inc., 3.250%, 12/15/2035	1,000,000	1,067,500
On Semiconductor Corp., 2.625%, 12/15/2026	1,000,000	1,085,625
priceline.com, Inc., 1.000%, 03/15/2018 (e)	500,000	645,000
Prospect Captial Corp., 5.750%, 03/15/2018	500,000	512,188
Royal Gold, Inc., 2.875%, 06/15/2019	500,000	481,875
RTI International Metals, 1.625%, 10/15/2019	1,000,000	1,040,000
Starwood Property Trust, 4.000%, 01/15/2019	1,000,000	1,040,000
Stone Energy Corp., 1.750%, 03/01/2017	1,000,000	1,093,125
Teva Pharmaceutical Finance Co. LLC, 0.250%, 02/01/2026	500,000	520,938
Volcano Corp., 1.750%, 12/01/2017	1,000,000	1,038,750
Walter Investment Mgmt., 4.500%, 11/01/2019	1,000,000	1,052,500

TOTAL CONVERTIBLE NOTES (Cost $25,777,159)		27,844,450

See accompanying notes which are an integral part of these financial statements.

11

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2013

Mutual Funds – 71.31%	Shares	Fair Value
American Beacon High Yield Bond Fund – Institutional Class	40,159	$367,056
Aberdeen Global High Income Fund – Class I	34,152	340,154
BlackRock High Yield Portfolio – BlackRock Class	955,131	7,784,314
Columbia High Yield Bond Fund – Class R5	1,021,961	3,004,564
Delaware High-Yield Opportunities Fund – Class I	44,375	188,596
DWS Global High Income Fund – Institutional Class	170,590	1,197,539
DWS High Income Fund – Institutional Class (c)	3,397,808	16,649,261
Eaton Vance High Income Opportunities Fund – Class I	465,367	2,122,072
Eaton Vance Income Fund of Boston – Institutional Class	173,597	1,034,640
Federated High Income Bond Fund – Class A	973,015	7,511,672
Federated High Yield Trust – Class SS	19,358	127,373
Federated Institutional High Yield Bond Fund – Institutional Class	2,013,249	20,253,289
Fidelity Advisor High Income Advantage Fund – Class I	96,952	954,982
Fidelity Capital & Income Fund	114,434	1,091,705
Fidelity High Income Fund	399,662	3,692,880
Hartford High Yield Fund – Class Y	7,055	52,984
Hotchkis and Wiley High Yield Fund – Class I	673,226	8,684,610
Invesco High Yield Fund – Class R5	11,799	51,562
Ivy High Income Fund – Class I	3,987,226	34,449,632
Janus High-Yield Fund – Class I	519,494	4,794,933
John Hancock High Yield Fund – Class I	92,593	1,001,852
JPMorgan High Yield Fund – Select Class	1,552,370	12,527,623
Loomis Sayles Institutional High Income Fund	698,266	5,753,715
Lord Abbett High Yield Fund – Class I	2,295,370	18,202,282
MainStay High Yield Opportunities Fund – Class I	59,734	716,206
Metropolitan West High Yield Bond Fund – Class I	185,375	1,922,342
MFS High Income Fund – Class I	976,497	3,447,036
MFS High Yield Opportunities Fund – Class I	9,714	62,852
Natixis Loomis Sayles High Income Fund – Class Y	7,733	35,496

See accompanying notes which are an integral part of these financial statements.

12

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2013

Mutual Funds (continued)	Shares	Fair Value
Northeast Investors Trust	8,000	$51,518
Nuveen High Income Bond Fund – Class I	607,426	5,521,503
PIMCO High Yield Fund – Institutional Class	407,321	3,857,330
Pioneer Global High Yield Fund – Class Y	70,336	688,586
Pioneer High Yield Fund – Class Y	128,652	1,399,738
Principal High Yield I – Institutional Class	411,906	4,333,253
Principal High Yield Fund – Institutional Class	2,150,401	16,687,110
Prudential High Yield Fund – Class Z	4,121,292	23,285,298
Putnam High Yield Advantage Fund – Class Y	224,280	1,419,689
Putnam High Yield Trust – Class Y	25,550	198,782
RidgeWorth High Income Fund – Class I	428,783	3,061,510
RidgeWorth SEIX High Yield Fund – Class I	496,766	4,952,762
SEI High Yield Bond Fund – Class A	1,909,416	14,664,312
T. Rowe Price High Yield Fund – Investor Class	2,551,380	17,885,174
T. Rowe Price Institutional High Yield Fund	1,483,988	14,454,044
TIAA-CREF High Yield Fund – Institutional Class	1,578,656	16,133,869
USAA High Income Fund	2,099,475	18,286,430
Vanguard High-Yield Corporate Fund– Admiral Shares	109,069	646,778
Western Asset High Yield Fund – Institutional Class	7,628	67,051

TOTAL MUTUAL FUNDS (Cost $298,538,090)		305,617,959

Exchange-Traded Funds – 0.02%
iShares iBoxx $ High Yield Corporate Bond Fund	593	54,295
SPDR Barclays Capital High Yield Bond ETF (e)	406	16,177

TOTAL EXCHANGE-TRADED FUNDS (Cost $69,981)		70,472

See accompanying notes which are an integral part of these financial statements.

13

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2013

Money Market Securities (d) – 8.38%	Shares	Fair Value
Federated Treasury Obligations Fund – Institutional Shares – 0.01%	8,979,934	$8,979,934
Fidelity Institutional Treasury Only Portfolio – Class I – 0.01%	8,979,934	8,979,934
First American Treasury Obligations Fund – Class Z – 0.00%	8,979,934	8,979,934
Wells Fargo Advantage Treasury Plus Money Market Fund – Class I – 0.01%	8,979,934	8,979,934

TOTAL MONEY MARKET SECURITIES (Cost $35,919,736)		35,919,736

Repurchase Agreements – 1.57%	Principal Amount
Credit Suisse Government TPR mix, 0.050%, dated 09/30/13, due 10/01/13, repurchase price $6,709,009 (collateralized by U.S. Treasury Strip Principal, 4.375%, 05/15/40, fair value $6,844,211) (f)	$6,709,000	6,709,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,709,000)		6,709,000

TOTAL INVESTMENTS (Cost $420,736,789) – 100.97%		$432,729,672

Liabilities in excess of other assets – (0.97%)		(4,137,780)

TOTAL NET ASSETS – 100.00%		$428,591,892

(a)	Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor has determined that the security is liquid under criteria established by the Fund’s Board of Trustees. See Note 10 in the Notes to the Financial Statements.
(b)	Foreign bond denominated in U.S. dollars.
(c)	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding securities during any period of less than thirty days.
(d)	Variable rate securities; the money market rates shown represent the 7-day yield at September 30, 2013.
(e)	A portion of this security is on loan as of September 30, 2013. Total fair value of loaned securities is $6,645,660.
(f)	Security purchased with cash proceeds for securities on loan and serve as collateral for those securities as of September 30, 2013.

See accompanying notes which are an integral part of these financial statements.

14

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2013

Centrally Cleared Credit Default Swaps – Buy Protection (g)	Name	Acquisition Date	Maturity Date	Implied Credit Spread at September 30, 2013 (h)	Notional Amount (i)	Appreciation/ (Depreciation)
CDX North America High Yield Credit Default Swap Index (Markit CDX. NA. HY. 20) contract to pay a premium equal to 5% of the notional amount.	Markit CDX. NA. HY. 20	9/27/2013	6/20/2018	3.61%	$20,000,000	$14,073

(g)	When a credit event occurs as defined under the terms of the swap contract, the Fund as a buyer of credit protection will either (i) receive a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(h)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap contracts as of period will serve as an indicator of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(i)	The notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index.

See accompanying notes which are an integral part of these financial statements.

15

IRON STRATEGIC INCOME FUND

Statement of Assets and Liabilities	September 30, 2013

Assets
Investment in securities: (a)
At cost	$420,736,789

At value (includes securities loaned of $6,645,660)	$432,729,672

Interest receivable	$1,396,953
Dividends receivable	1,238,462
Receivable for Fund shares sold	477,751
Segregated cash collateral for outstanding swap contracts	954,822
Receivable for variation margin on swap contracts	16,120
Prepaid expenses	26,160

Total assets	436,839,940

Liabilities
Payable to Advisor (b)	353,226
Payable upon return of securities loaned	6,709,000
Payable for Fund shares redeemed	1,103,370
Payable to administrator, transfer agent, and fund accountant (b)	32,877
12b-1 fees accrued, Investor Class (b)	2,176
Administration Plan fees accrued, Investor Class (b)	1,056
Payable to trustees and officers	1,605
Other accrued expenses	44,738

Total liabilities	8,248,048

Net Assets	$428,591,892

Net Assets consist of:
Paid in capital	$418,981,988
Accumulated undistributed net investment income	1,069,748
Accumulated net realized gain (loss) from investment transactions, swap contracts, and futures contracts	(3,466,800)
Net unrealized appreciation (depreciation) on:
Investment securities	11,992,883
Swap contracts	14,073

Net Assets	$428,591,892

Net Assets: Institutional Class	$414,437,599

Shares outstanding (unlimited number of shares authorized)	36,120,244

Net asset value and offering price per share	$11.47

Redemption price per share (Net Asset Value * 99%) (c)	$11.36

Net Assets: Investor Class	$14,154,293

Shares outstanding (unlimited number of shares authorized)	1,224,969

Net asset value and offering price per share	$11.55

Redemption price per share (Net Asset Value * 99%) (c)	$11.43

(a)	Investments include securities purchased with cash proceeds from securities loaned.
(b)	See Note 5 in the Notes to the Financial Statements.
(c)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

16

IRON STRATEGIC INCOME FUND

Statement of Operations	For the Fiscal Year Ended September 30, 2013

Investment Income
Dividend income	$19,712,466
Interest income	5,070,879
Income from securities loaned	21,187

Total Income	24,804,532

Expenses
Investment Advisor fee (a)	4,387,444
Administration Plan Fee, Investor Class (a)	6,260
12b-1 fees, Investor Class (a)	15,651
Administration expenses (a)	237,015
Fund accounting expenses (a)	93,200
Custodian expenses	65,406
Legal expenses	55,345
Transfer agent expenses (a)	52,309
Registration expenses	42,730
Printing expenses	26,363
Insurance expenses	24,609
Auditing expenses	20,500
Miscellaneous expenses	12,355
Trustee expenses	10,705
Pricing expenses	10,234
CCO expenses	9,582

Total Expenses	5,069,708
Other expense reductions (b)	(1,928)

Net Expenses	5,067,780

Net Investment Income	19,736,752

Realized & Unrealized Gain (Loss):
Long Term Capital Gain Dividends from investment companies	388,133
Net realized gain (loss) on:
Investment securities	9,391,073
Swap contracts	(5,585,245)
Futures contracts	124
Change in unrealized appreciation (depreciation) on:
Investment securities	(3,079,510)
Swap contracts	656,888

Net realized and unrealized gain (loss) on investment securities, swap contracts, and futures contracts	1,771,463

Net increase (decrease) in net assets resulting from operations	$21,508,215

(a)	See Note 5 in the Notes to the Financial Statements.
(b)	Certain funds in which the Fund invests refund a portion of the distribution fee charged.

See accompanying notes which are an integral part of these financial statements.

17

IRON STRATEGIC INCOME FUND

Statements of Changes In Net Assets

	For the Fiscal Year Ended September 30, 2013	For the Fiscal Year Ended September 30, 2012
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$19,736,752	$24,443,760
Long term capital gain dividends from investment companies	388,133	1,483,094
Net realized gain (loss) on investment securities, swap contracts, and futures contracts	3,805,952	(13,089,877)
Change in unrealized appreciation (depreciation) on investment securities and swap contracts	(2,422,622)	44,097,044

Net increase (decrease) in net assets resulting from operations	21,508,215	56,934,021

Distributions:
From net investment income, Institutional Class	(15,506,083)	(22,382,393)
From net investment income, Investor Class	(232,658)	(177,688)
Return of Capital, Institutional Class	—	(844,984)
Return of Capital, Investor Class	—	(7,067)
From capital gains, Institutional Class	—	(23,649,586)
From capital gains, Investor Class	—	(191,689)

Total distributions	(15,738,741)	(47,253,407)

Capital Share Transactions – Institutional Class
Proceeds from shares sold	119,201,277	113,884,863
Reinvestment of distributions	15,240,664	37,143,673
Amount paid for shares redeemed	(214,506,391)	(220,902,864)
Proceeds from redemption fees collected (a)	4,509	1,955

Net increase (decrease) in net assets resulting from Institutional Class capital share transactions	(80,059,941)	(69,872,373)

See accompanying notes which are an integral part of these financial statements.

18

IRON STRATEGIC INCOME FUND

Statements of Changes In Net Assets (continued)

	For the Fiscal Year Ended September 30, 2013	For the Fiscal Year Ended September 30, 2012
Capital Share Transactions – Investor Class
Proceeds from shares sold	$11,981,870	$1,758,860
Reinvestment of distributions	220,788	259,686
Amount paid for shares redeemed	(2,232,887)	(1,974,990)
Proceeds from redemption fees collected (a)	456	101

Net increase (decrease) in net assets resulting from Investor Class capital share transactions	9,970,227	43,657

Total Increase (Decrease) in Net Assets	(64,320,240)	(60,148,102)

Beginning of year	492,912,132	553,060,234

End of year	$428,591,892	$492,912,132

Accumulated undistributed net investment income (loss) included in net assets at the end of each period	$1,069,748	$642,815

Capital Share Transactions – Institutional Class
Shares sold	10,370,633	10,083,485
Shares issued in reinvestment of distributions	1,339,525	3,359,064
Shares redeemed	(18,718,071)	(19,630,297)

Net increase (decrease) in Institutional Class shares outstanding	(7,007,913)	(6,187,748)

Capital Share Transactions – Investor Class
Shares sold	1,030,310	154,784
Shares issued in reinvestment of distributions	19,227	23,287
Shares redeemed	(192,468)	(174,566)

Net increase (decrease) in Investor Class shares outstanding	857,069	3,505

(a)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

19

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Selected Per Share Data
Net asset value, beginning of year	$11.33	$11.13

Income from investment operations:
Net investment income (loss) (e)	0.52 (a)	0.52 (a)
Net realized and unrealized gain (loss)	0.04	0.68

Total from investment operations	0.56	1.20

Less Distributions to shareholders:
From net investment income	(0.42)	(0.49)
Tax Return of Capital	—	(0.02)
From net capital gains	—	(0.49)

Total distributions	(0.42)	(1.00)

Paid in capital from redemption fees (b)	—	—

Net asset value, end of year	$11.47	$11.33

Total Return (c)	5.02%	11.22%

Ratios and Supplemental Data
Net assets, end of period (000)	$414,438	$488,713
Ratio of expenses to average net assets (d)	1.15%	1.13%
Ratio of net investment income to average net assets (d) (e)	4.51%	4.61%
Portfolio turnover rate	43%	72%

(a)	Per share amounts calculated using average shares method.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of expenses of the underlying funds in which the fund invests.
(e)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(f)	Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.29%.
(g)	Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.24%.

See accompanying notes which are an integral part of these financial statements.

20

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$11.96	$11.40	$9.42

0.47	0.62 (a)	0.52	(a)
(0.49)	0.57	1.85

(0.02)	1.19	2.37

(0.51)	(0.52)	(0.38)
—	—	—
(0.30)	(0.11)	(0.01)

(0.81)	(0.63)	(0.39)

—	—	—

$11.13	$11.96	$11.40

-0.39%	10.66%	25.86%

$548,976	$537,059	$238,397
1.11%	1.15%	1.30	%(f)

3.95%	5.33%	5.23	%(g)
98%	95%	286%

See accompanying notes which are an integral part of these financial statements.

21

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Selected Per Share Data
Net asset value, beginning of period	$11.41	$11.21

Income from investment operations:
Net investment income (loss) (g)	0.45 (b)	0.48 (b)
Net realized and unrealized gain (loss)	0.08	0.68

Total from investment operations	0.53	1.16

Less Distributions to shareholders:
From net investment income	(0.39)	(0.45)
Tax Return of Capital	—	(0.02)
From net capital gains	—	(0.49)

Total distributions	(0.39)	(0.96)

Paid in capital from redemption fees	— (h)	— (h)

Net asset value, end of period	$11.55	$11.41

Total Return (c)	4.60%	10.86%

Ratios and Supplemental Data
Net assets, end of period (000)	$14,154	$4,199
Ratio of expenses to average net assets (e)	1.49%	1.48%
Ratio of net investment income to average net assets (e) (g)	3.90%	4.26%
Portfolio turnover rate	43%	72%

(a)	For the period February 2, 2009 (commencement of operations) to September 30, 2009.
(b)	Per share amounts calculated using average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(h)	Redemption fees resulted in less than $0.005 per share.
(i)	Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 1.63%.
(j)	Ratio reflects interest expense. Had there been no interest expenses, the ratio would have been 5.47%.

See accompanying notes which are an integral part of these financial statements.

22

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009 (a)

$12.02	$11.47	$9.30

0.56	0.58 (b)	0.39	(b)
(0.65)	0.58	2.02

(0.09)	1.16	2.41

(0.42)	(0.50)	(0.24)
—	—	—
(0.30)	(0.11)	—

(0.72)	(0.61)	(0.24)

— (h)	— (h)	—

$11.21	$12.02	$11.47

-0.88%	10.34%	26.19	%(d)

$4,084	$20,251	$50
1.46%	1.50%	1.64	%(f)(i)

4.58%	4.88%	5.46	%(f)(j)
98%	95%	286%

See accompanying notes which are an integral part of these financial statements.

23

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements	September 30, 2013

NOTE 1. ORGANIZATION

The Iron Strategic Income Fund (the “Fund”) is organized as a diversified series of the Unified Series Trust (the “Trust”). The Fund commenced operations on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment advisor to the Fund is Iron Financial, LLC (the “Advisor”).

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Institutional Class shares were first offered to the public on October 11, 2006; and Investor Class shares were first offered to the public on February 2, 2009. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment

24

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The First In, First Out method is used for determining gains or losses for financial statement and income tax purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the

25

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2013, the Fund made the following reclassifications to increase (decrease) the components of net assets.

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
$ —	$ (3,571,078)	$ 3,571,078

Swap Agreements – Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specific notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the over-the-counter (“OTC”) market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These centrally cleared swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM.

The Fund may enter into credit default swap agreements. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and

26

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Fund’s books and records. Upon entering into a credit default swap, the Fund is required to satisfy an initial margin requirement by delivering cash or securities. Subsequent payments are made or received by the Fund each day to settle daily fluctuations in the value of the contract (“variation margin”); which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. Please see Note 4 for information on swap agreement activity during the fiscal year ended September 30, 2013.

Security loans – Under the terms of the securities lending agreement with U.S. Bank, the Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor. Furthermore, loans will only be made if, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the SEC, the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the

27

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned as deemed appropriate by the Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). The Fund has elected to have its cash received through loan transactions invested in repurchase agreements with borrowers and/or their affiliates secured by U.S. Government Securities. At all times the margin of collateral to market value of loaned securities shall be at least 102%. As of September 30, 2013, the Fund loaned securities having a fair value of $6,645,660 and received $6,709,000 of cash collateral for the loan from the following counterparties: Jefferies & Company, Inc., RBC Capital Markets, LLC, First Clearing, LLC, Newedge USA, LLC, Citigroup Global Markets, Inc., Credit Suisse Securities, LLC, Deutsche Bank Securities, Inc., and TD Ameritrade Clearing, Inc. This cash was invested in short term repurchase agreements.

Repurchase Agreements – A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security or other asset and the seller agrees to repurchase the security or other asset at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience delays or an inability to liquidate the underlying security, resulting in a potential loss in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers or their affiliates determined by the Adviser to be creditworthy (each a “Counterparty”). The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

Repurchase agreements may be collateralized with securities or other assets. To the extent that the Fund enters into repurchase agreements collateralized by cash; obligations of the U.S. government or by an agency of the U.S. government (which may be of any maturity); and securities that at the time the repurchase agreement is entered into are rated in the highest rating category by at least one nationally

28

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

recognized statistical rating organization or, if unrated, determined by the Board of Trustees (or the Advisor if so delegated by the Board) to be of comparable quality. The acquisition of the repurchase agreement will be deemed to be the acquisition of the underlying securities. At September 30, 2013, the Fund held repurchase agreements purchased with collateral from securities lending of $6,709,000.

Futures Contracts – The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or

29

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are

30

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Derivative instruments that the Fund invests in, such as swap agreements, are generally traded over-the-counter. The credit default swaps the Fund invests in will generally be valued at the mean of bid and ask prices provided by a major credit default swap pricing provider and will generally be classified as Level 2 securities.

Fixed income securities, including corporate bonds and convertible notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including repurchase agreements, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

31

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Corporate Bonds*	$—	$56,568,055	$—	$56,568,055
Convertible Notes*	—	27,844,450	—	27,844,450
Mutual Funds	305,617,959	—	—	305,617,959
Exchange-Traded Funds	70,472	—	—	70,472
Money Market Securities	35,919,736	—	—	35,919,736
Repurchase Agreements	—	6,709,000	—	6,709,000
Total	$341,608,167	$91,121,505	$—	$432,729,672
*	See schedule of investments for additional country information related to corporate bonds and convertible notes.

32

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

	Valuation Inputs
Liabilities	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Other Financial Instruments**	$—	$14,073	$—	$14,073
Total	$—	$14,073	$—	$14,073
**	Credit Default Swaps (reflects net appreciation as of September 30, 2013) - See Note 4 for additional information related to these instruments.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended September 30, 2013.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may obtain exposure to the fixed income market by investing in derivatives. The Fund may also use derivative instruments for any purpose consistent with its investment objective including hedging or managing risk or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional debt securities would allow.

The Fund enters into credit derivatives, such as credit default swaps, to gain exposure to or to mitigate specific forms of credit risk. Swaps expose the Fund to counterparty risk (described below). The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

33

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 4. DERIVATIVE TRANSACTIONS – continued

In a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of the reference issuer to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Fund receiving or paying only the net amount of the two payments. The Fund is usually a buyer of credit default swaps. When a credit event occurs as defined under the terms of the credit default swap contract, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The maximum potential amount of future payments that the Fund as a buyer of protection may receive if a credit event occurs is an amount equal to the notional amount of the contract. As of September 30, 2013, the notional amount of credit default swaps outstanding is $20,000,000 for which the Fund is the buyer of protection.

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In the event of the default or bankruptcy of a swap contract counterparty, the Fund will have contractual remedies pursuant to the swap contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

With centrally cleared swaps, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees

34

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 4. DERIVATIVE TRANSACTIONS – continued

against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.

To mitigate counterparty risk on swap agreements, the Fund may require the counterparty to post collateral to the Fund’s custodian to cover the Fund’s exposure. This collateral is generally in cash and is invested in a money market fund. At September 30, 2013, the Fund’s custodian held no collateral posted by a counterparty. A counterparty may also require the Fund to post collateral to a segregated account at the Fund’s custodian. As of September 30, 2013, the Fund segregated cash collateral for outstanding swap contracts in the amount of $954,822.

As of September 30, 2013, the Fund held only centrally cleared credit default swap agreements with Nomura Securities International, Inc., the fair value of which is $1,162,000 at September 30, 2013.

The effect of trading in credit default swap agreements is reflected on the Statement of Operations under net realized gain (loss) on swap agreements and change in unrealized appreciation (depreciation) on swap agreements. The Fund also bought and sold futures contracts during the year, but did not hold them as of September 30, 2013.

At September 30, 2013:

Derivatives – Credit Risk	Location of Derivatives on Statement of Assets & Liabilities
Credit Default Swap Agreements	Receivable for variation margin on Swap Contracts	$16,120

35

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 4. DERIVATIVE TRANSACTIONS – continued

For the year ended September 30, 2013:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Credit Risk:
Credit Default Swap Agreements	Net realized and unrealized gain (loss) on swap contracts	$(5,585,245)	$656,888

The Fund purchased a total notional value of swap agreements of $1,075,000,000 during the fiscal year ended September 30, 2013. The total notional value of terminated swap agreements was $1,277,950,000. The Fund utilized credit derivative instruments in conjunction with investment securities in an effort to achieve its investment objective for the fiscal year ended September 30, 2013.

For the year ended September 30, 2013:

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Interest Rate Risk:
Futures contracts	Net realized and unrealized gain (loss) on futures contracts	4	4	$124	$—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended September 30, 2013, the Advisor earned a fee of $4,387,444 from the Fund. At September 30, 2013, the Fund owed the Advisor $353,226 for advisory services.

36

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2013, HASI earned fees of $237,015 for administrative services provided to the Fund. At September 30, 2013, HASI was owed $20,230 by the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2013, HASI earned fees of $52,309 from the Fund for transfer agent services. For the fiscal year ended September 30, 2013, HASI earned fees of $93,200 from the Fund for fund accounting services. At September 30, 2013, the Fund owed HASI $4,470 for transfer agent services and $8,177 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended September 30, 2013, the 12b-1 expense incurred by the Investor Class was $15,651. Due to the Fund’s investments in underlying mutual funds, the Fund also receives a 12b-1 rebate. For the fiscal year ended September 30, 2013, the amount received was $1,928. The Fund owed the Advisor $2,176 for 12b-1 fees as of September 30, 2013.

37

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Fund has adopted an Administration Plan (the “Admin Plan”) with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Fund’s Advisor to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. Financial intermediaries eligible to receive payments under the Admin Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

The Admin Plan requires the Distributor to enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Investor Class shareholders before the Advisor can compensate the financial intermediary pursuant to the Admin Plan. For purposes of the Admin Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions. For the fiscal year ended September 30, 2013, the Investor class incurred $6,260 in Admin Plan Fees. At September 30, 2013, the Fund owed Unified Financial Securities, Inc. $1,056 in Admin Plan Fees.

38

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$—
Other	162,157,515
Sales
U.S. Government Obligations	$—
Other	217,311,358

As of September 30, 2013, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$12,793,254
Gross depreciation	(918,381)

Net appreciation (depreciation) on investments	$11,874,873

At September 30, 2013, the aggregate cost of securities for federal income tax purposes was $420,854,799 for the Fund.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2013, Charles Schwab, for the benefit of its customers, owned 61.33% of the Institutional Class. As a result, Charles Schwab may be deemed to control the Institutional Class.

39

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 8. BENEFICIAL OWNERSHIP – continued

At September 30, 2013, National Financial Services LLC, for the benefit of its customers, owned 50.07% and Charles Schwab owned 38.65% of the Investor Class. As a result, National Financial Services LLC and Charles Schwab may be deemed to control the Investor Class.

NOTE 9. FEDERAL TAX INFORMATION

For the fiscal year ended September 30, 2013, the Institutional Class paid quarterly income distributions totaling $0.4199 per share. For the fiscal year ended September 30, 2013, the Investor Class paid quarterly income distributions totaling $0.3874 per share.

The tax characterization of distributions paid for the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$15,738,741	$36,537,172
Return of Capital	—	852,051
Long-Term Capital Gain	—	9,864,184

Total Distributions	$15,738,741	$47,253,407

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,083,822
Accumulated capital and other losses	(3,348,791)
Unrealized appreciation (depreciation)	11,874,873

$9,609,904

40

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 9. FEDERAL TAX INFORMATION – continued

As of September 30, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $118,010 and the tax treatment of unrealized depreciation of credit default swaps.

As of September 30, 2013, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Total
$ —	$3,348,791	$3,348,791

At September 30, 2013, for federal income tax purposes, the Fund has capital loss carryforwards, in the following amounts:

No expiration – short term	$2,451,536
No expiration – long term	897,255

$3,348,791

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. RESTRICTED SECURITIES

The Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

41

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 10. RESTRICTED SECURITIES – continued

At September 30, 2013, the aggregate fair value of such securities amounted to $9,699,000 and amounts to 2.26% of the net assets of the Fund.

	Acquisition Date	Principal Amount	Amortized Cost	Fair Value
Ares Capital Corp., 5.750%, 02/01/2016	3/20/2012	$500,000	$517,922	$539,375
Calpine Corp., 7.500%, 02/15/2021	1/14/2011	1,800,000	1,815,961	1,921,500
Expro Finance Luxembourg, 8.500%, 12/15/2016	1/14/2011	2,000,000	1,984,601	2,107,500
FMG Resources Aug. 2006, 7.000%, 11/01/2015	1/5/2011	2,000,000	2,031,657	2,067,500
IAS Oper Partnership, 5.000%, 03/15/2018	9/13/2013	1,000,000	921,762	938,125
Valeant Pharmaceuticals, 6.875%, 12/01/2018	1/14/2011	2,000,000	2,042,620	2,125,000

				$9,699,000

NOTE 11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Fund’s financial statements.

42

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	September 30, 2013

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2013, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

43

IRON STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Iron Strategic Income Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iron Strategic Income Fund (the “Fund”), a series of the Unified Series Trust, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iron Strategic Income Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 29, 2013

44

IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

45

IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited), (continued)

Independent Trustees – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age – 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 64) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer, Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 18 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

46

IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited), (continued)

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.
John C. Swhear (Age – 52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Robert W. Silva (Age – 47) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

47

IRON STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS – (Unaudited), (continued)

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 18 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

48

IRON STRATEGIC INCOME FUND

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-322-0575 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

Iron Strategic Income Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Iron Financial, LLC (“Iron”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Trust or Iron (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on April 24, 2013 via teleconference to consider the renewal of the management agreement between the Trust and Iron on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) copies of the Fund’s current management agreement; (ii) a letter sent by the Administrator on behalf of the Board to Iron requesting information that the Trustees likely would consider in determining whether to renew the Fund’s management agreement as required under Section 15(c) of the Act, and Iron’s responses, including, among other information, any changes in advisory personnel providing services to the Fund, an analysis of Iron’s profitability from managing the Fund, and Iron’s certification that it does not enter into soft-dollar transactions on behalf of the Fund; (iii) a report by the Trust’s Chief Compliance Officer on Iron’s compliance policies and procedures; (iv) Iron’s balance sheet as of December 31, 2012 and income statement for the year ended December 31, 2012; (v) the Fund’s Schedule of Investments as of December 31, 2012; (vi) a commentary prepared by the Fund’s portfolio managers analyzing the Fund’s recent performance; (vii) reports prepared by the Administrator comparing the Fund’s performance, advisory fee and expense ratio to those of its peer group and

49

IRON STRATEGIC INCOME FUND

Management Agreement Renewal (Unaudited), (continued)

benchmark, as applicable; and (viii) a description of factors reviewed by the Trustees in approving the Fund’s management agreement during the prior year. After discussing the materials, the Committee contacted certain representatives of Iron, including the Fund’s portfolio managers and Iron’s Chief Compliance Officer, and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on May 19 and 20, 2013, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Trust’s management agreement with Iron on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent and Quality of Services – The Trustees considered Iron’s responses regarding the resources provided to the Fund, the adequacy of these resources in light of the desired growth in the level of Fund assets, and whether the resources are sufficient. The Trustees determined that Iron’s resources appear adequate, and specifically noted that Iron continues to provide the services and support of various administrative and professional staff, including a chief compliance officer, two portfolio managers, and several analysts. In addition, the Trustees noted Iron’s report that it has recently added two new employees, a trader and research analyst. The Trustees also considered Iron’s representation that it has engaged a third-party compliance firm to assist in Iron’s annual review of its compliance program.

(ii)	Fund Performance – The Trustees discussed the performance of the Fund and reviewed materials provided by Iron and the Administrator with respect to such performance. The Trustees noted that, while the returns of both Institutional Class and Investor Class shares of the Fund had underperformed the Fund’s new primary benchmark, the Credit Suisse Hedge Fund Index (replacing the Merrill Lynch High Yield Master II Index), over the one-year period ended February 28, 2013, both classes had outperformed the benchmark over the longer three- and five-year periods. The Trustees noted Iron’s explanation that much of the reason the Fund’s returns had trailed the benchmark over the one-year period was attributable to the benchmark’s outperformance in early 2013, during which the Fund held some hedged positions, while the benchmark was fully exposed to the rallying market.

50

IRON STRATEGIC INCOME FUND

Management Agreement Renewal (Unaudited), (continued)

The Trustees also noted that the Fund had underperformed its peer group average over the one-, three-, and five-year periods ended February 28, 2013. The Trustees noted Iron’s explanation that, in contrast to its peer group which is comprised of traditional high yield bond funds, the Fund is not a traditional high yield bond fund, but instead follows an alternative strategy that aims to generate alpha in all markets. The Trustees noted that Iron provided another peer group of funds that follow a similar strategy of looking to generate alpha, but noted Iron’s explanation that most of the funds in this peer group have lower volatility and limit the upside more than the Fund. The Trustees considered that the Fund had outperformed this alternative peer group.

The Trustees noted that they had questioned Iron’s executives during the Committee Meeting regarding the Fund’s use of derivatives. During the Committee Meeting, Iron’s executives confirmed that, consistent with the Fund’s investment strategy disclosed in its prospectus, the Fund uses high yield credit default swaps as a hedge for the Fund’s high yield positions, the Trustees noted. The Trustees also noted that Iron’s executives had explained that although the Fund had recorded a net loss as a result of engaging in credit default swaps, they viewed this loss as the cost of “insurance” for protecting the Fund’s positions from adverse market conditions. The Trustees noted that the Fund’s last report to shareholders had discussed its use of derivatives.

(iii)	Fee Rate and Profitability – The Trustees considered that the Fund’s advisory fee is higher than the average advisory fee of high yield bond funds, but lower than the average advisory fee of the alternative peer group. The Trustees considered Iron’s explanation that the allocation and hedging strategies it uses to manage the Fund are more time consuming and require more expertise to implement, compared to managing traditional high yield bond funds, and thus comparing advisory fees to the alternative peer group is more appropriate.

The Trustees also noted Iron’s representation that it does not manage any other investment vehicles or separate accounts using a similar investment strategy to that which it uses to manage the Fund, and thus comparisons to the advisory fee charged to the Fund versus advisory fees charged to other Iron clients would not be appropriate. The Trustees also reviewed Iron’s balance sheet as of December 31, 2012, and income statement and profitability analysis for the year ended December 31, 2012, and noted that,

51

IRON STRATEGIC INCOME FUND

Management Agreement Renewal (Unaudited), (continued)

whether or not marketing expenses are deducted, Iron is realizing a profit as a result of managing the Fund. They noted that the profit level was not excessive.

The Trustees considered that the Fund’s Investor Class shares pay a 12b-1 fee of 0.25% to Iron to compensate it for shareholder services, as permitted under the Fund’s written distribution plan adopted pursuant to Rule 12b-1 of the Act. The Trustees recalled that they receive and review quarterly reports on the use of these fees, and that the fees are used to compensate broker-dealers and other financial intermediaries such as mutual fund sales platforms that provide shareholder services to Investor Class shareholders. The Trustees also noted that Iron has confirmed that it does not enter into soft dollar arrangements on behalf of the Fund.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Iron as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted Iron’s explanation that it is always seeking ways to grow the Fund, and has recently added a senior sales person who has been assisting in marketing the Fund to new clients. The Trustees also considered Iron’s explanation that it is not yet realizing significant economies of scale as a result of managing the Fund at its current asset level, but that it would consider the addition of breakpoints in its management fee should Fund assets continue to grow.

* * *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by the Fund are reasonable, based on the nature and quality of advisory services provided by Iron to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Iron on behalf of the Fund.

52

IRON STRATEGIC INCOME FUND

Other Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $3,452,748 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2012 ordinary income dividends, 19.68% qualifies for the corporate dividends received deduction.

53

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Iron Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn, LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N Meridian St, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.,

Member FINRA/SIPC

www.ironfunds.com

IRON STRATEGIC INCOME FUND

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FCI Bond Fund

Annual Report

September 30, 2013

Fund Advisor:

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

Toll Free (877) 627-8504

FCI Bond Fund

Market Review

The U.S. bond market generated negative returns for the 12 months ended September 30, 2013. The Barclays Intermediate Government / Credit Index decreased -0.50% over this timeframe. Interest rates increased on Treasury securities while credit spreads widened on industrial and utility bonds, but tightened on financial bonds. Investment grade financial bonds were the real winner over the last year as fears over global contagion and credit quality eased. Major fixed income category returns for the past 12 months were as follows: Treasuries -2.09%, Agencies -1.30%, Fixed Rate MBS -1.20%, Corporates -1.58% (Industrials -2.97%, Utilities -3.36% and Financials +1.47%).

The U.S. economy has not reached escape velocity since the Fed embarked on its third version of Quantitative Easing last fall. Without a self-sustaining economic recovery, policy accommodation by the Fed continues in high gear with no near term reduction in sight. Ben Bernanke laid out the pathway for tapering Treasury and Mortgage purchases this spring and set off a violent increase in Treasury yields. Fixed income markets reacted so negatively that 5-Year Treasury rates more than doubled to 1.85%, bringing into question the recovery in the housing market and hurting business and consumer confidence. These economic developments have significantly reduced the chances of Fed tapering in 2013.

Away from the chronic political dysfunction in the United States, the rest of the world economy continues to improve. Concerns over a hard landing in the Chinese economy have abated despite a leadership change and their focus on consumption over direct foreign investment. The European Union managed to withstand elections in Italy and Germany without major policy changes and the ECB stood ready to make funds available to any country requiring conditional financing. Emerging markets suffered over the summer when interest rates spiked in the U.S., but their funding costs have abated and many beaten down currencies and stock markets in the region have recovered nicely.

Portfolio Overview

The objective of the FCI Bond Fund (the “Fund”) is total return, comprised of both income and capital appreciation. The advisor seeks to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation and individual security selection initiatives.

The Fund was positioned for a more pro-cyclical growth environment and neutral interest rates and associated narrower corporate bond spreads during the period. Looking forward, there are many important developments arising over the next six months (continued sequester, government shutdown, debt ceiling uncertainty and healthcare implementation) that will have a significant impact on the bond market. The Fund is prepared to make necessary changes to its holdings based upon political changes that might influence the credit standing of the United States Government and/or impact the U.S. Credit markets.

Performance

For the 12 month period ending 9/30/13, the Fund’s performance was -0.83% compared to the Barclays Intermediate Government/Credit Index’s performance of -0.50% for the same period.

The major factors that positively affected the Fund’s performance for the fiscal year ending 9/30/13 were the Income Effect and the Sector/Quality Effect. The Fund was overweight higher yielding securities, and the enhanced income and performance of these securities added positive performance to the Fund. The Fund also was overweight corporate bonds and underweight Treasury bonds (overweight and underweight references compare the Fund’s position to that of the benchmark), and these sector weightings added value for shareholders. Despite these positive effects, the Fund underperformed its benchmark because it had a longer duration than the benchmark, which resulted in underperformance when interest rates rose.

1

Investment Results—(Unaudited)

Total Returns*

(for the periods ended September 30, 2013)

		Average Annual Returns
	1 Year	5 Year	Since Inception (October 4, 2005)
FCI Bond Fund	-0.83%	5.70%	4.55%
Barclays Capital U.S. Intermediate Government/Credit Bond Index®	-0.50%	4.95%	4.63%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2013 were 0.99% of average daily net assets (0.91% after fee waivers/expense reimbursements by the Advisor.) The Advisor contractually has agreed to cap certain operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary litigation expenses; and any indirect expenses, such as acquired fund fees and expenses) of the Fund through January 31, 2014.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The Barclays Intermediate Government/Credit Bond Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. member FINRA.

2

Investment Results—(Unaudited)

The chart above assumes an initial investment of $250,000 made on October 4, 2005 for the Fund (commencement of Fund operations) and held through September 30, 2013. The Barclays Intermediate U.S. Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

3

FUND HOLDINGS (Unaudited)

[1]	As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2013 to September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

4

Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 – September 30, 2013
Actual	$1,000.00	$985.60	$3.98
Hypothetical**	$1,000.00	$1,021.06	$4.05

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

5

FCI Bond Fund

Schedule of Investments

September 30, 2013

	Principal Amount	Fair Value
Corporate Bonds—64.41%
Corporate Bonds—Domestic—60.32%
Aflac, Inc., 8.500%, 05/15/2019	$250,000	$323,504
Agilent Technologies, Inc. 5.000%, 07/15/2020	300,000	323,523
American Express Credit Co., 2.800%, 09/19/2016	300,000	314,111
American International Group, Inc., 4.250%, 09/15/2014	525,000	542,438
American International Group, Inc., 5.850%, 01/16/2018	1,075,000	1,224,706
Amgen, Inc., 4.850%, 11/18/2014	25,000	26,216
Anheuser-Busch Companies, Inc., 7.750%, 01/15/2019	75,000	94,478
Applied Materials, Inc., 4.300%, 06/15/2021	225,000	235,928
Associates Banc-Corp., 5.125%, 03/28/2016	300,000	324,103
AT&T Inc., 2.950%, 05/15/2016	675,000	706,246
Bank of America, 5.650%, 05/01/2018	1,000,000	1,129,676
BB&T Corp., 1.450%, 01/12/2018	500,000	488,689
Capital One Financial Corp., 6.750%, 09/15/2017	500,000	588,211
Citigroup, Inc., 1.250%, 01/15/2016	400,000	399,919
Citigroup, Inc., 5.375%, 08/09/2020	550,000	616,134
Citigroup, Inc., 6.125%, 11/21/2017	400,000	460,418
Citigroup, Inc., 6.950%, 11/01/18	200,000	237,831
Comcast Corp., 6.500%, 01/15/2015	99,000	106,429
Cigna Corp., 8.500%, 05/01/2019	125,000	160,695
Credit Suisse U.S.A., Inc., 5.125%, 08/15/2015	425,000	458,988
CVS Caremark Corp., 4.750%, 05/18/2020	225,000	249,600
CVS Caremark Corp., 5.750%, 06/01/2017	400,000	457,798
Devon Energy Corp., 5.625%, 01/15/2014	125,000	126,869
Discover Financial Services, Inc., 5.200%, 04/27/2022	475,000	501,439
Federal Home Loan Bank, 1.000%, 08/22/28	500,000	498,917
Fifth Third Bancorp., 3.625%, 01/25/2016	340,000	358,903
Ford Motor Credit Co., LLC, 3.000%, 06/12/2017	600,000	617,250
General Electric Capital Corp., 1.625%, 04/02/2018	250,000	246,363
General Electric Capital Corp., 5.000%, 01/08/2016	275,000	298,983
General Electric Capital Corp., 6.000%, 08/07/2019	500,000	582,620
Genworth Holdings, Inc., 6.515%, 05/22/2018	500,000	566,840
Goldman Sachs Group, Inc., 5.350%, 01/15/2016	600,000	654,499
Goldman Sachs Group, Inc., 5.375%, 03/15/2020	225,000	248,179
Goldman Sachs Group, Inc., 6.000%, 06/15/2020	400,000	454,833
Hartford Financial Services, 5.375%, 03/15/2017	175,000	192,734
Home Depot, Inc., 5.400%, 03/01/2016	600,000	665,944
HSBC Finance Corp., 5.000%, 06/30/2015	600,000	639,067
Huntington National Bank, 5.375%, 02/28/2019	250,000	263,393
International Paper Co., 9.375%, 05/15/2019	125,000	165,031
Intuit Inc., 5.750%, 03/15/2017	250,000	278,757
Jefferies Group, Inc., 3.875%, 11/09/2015	200,000	209,167
JP Morgan Chase & Co., 6.000%, 01/15/2018	1,225,000	1,408,041
Juniper Network, Inc., 4.600%, 03/15/2021	625,000	639,543
Key Corp., 3.750%, 08/13/2015	500,000	525,575
KLA-Tencorp Corp., 6.900%, 05/01/2018	150,000	176,850
Lazard Group LLC, 6.850%, 06/15/2017	280,000	317,631
Merrill Lynch & Co., Inc., 6.875%, 04/25/2018	500,000	589,841
Metlife, Inc., 6.817%, 08/15/2018	510,000	617,708
Morgan Stanley, 5.375%, 10/15/2015	850,000	914,477
Morgan Stanley, 5.750%, 01/25/2021	650,000	722,659
News America, Inc., 4.500%, 02/15/2021	800,000	850,870

See accompanying notes which are an integral part of these financial statements.

6

FCI Bond Fund

Schedule of Investments—continued

September 30, 2013

	Principal Amount	Fair Value
Corporate Bonds—64.41%—continued
Corporate Bonds—Domestic—60.32%—continued
Prudential Financial, Inc., 4.750%, 09/17/2015	$200,000	214,691
Prudential Financial, Inc., 5.500%, 03/15/2016	310,000	341,224
Prudential Financial, Inc., 6.200%, 01/15/2015	250,000	266,999
Prudential Financial, Inc., 7.375%, 06/15/2019	400,000	495,898
Sempra Energy, 6.500%, 06/01/2016	250,000	284,109
Simon Property Group LP, 6.125%, 05/30/2018	500,000	587,038
Starbucks Corp., 6.250%, 08/15/2017	300,000	350,319
SunTrust Banks, Inc., 6.000%, 09/11/2017	400,000	458,434
Symantec Corp., 4.200%, 09/15/2020	300,000	309,260
Time Warner, Inc., 3.400%, 06/15/2022	800,000	778,058
Travelers Companies, Inc., 5.750%, 12/15/2017	200,000	232,301
Verizon Communications, Inc., 4.900%, 09/15/2015	510,000	548,316
Viacom, Inc., 3.875%, 12/15/2021	800,000	793,459
Zions Bancorp., 7.750%, 09/23/2014	150,000	159,108

TOTAL CORPORATE BONDS—DOMESTIC (Cost $28,811,402)		29,621,838

Corporate Bonds—Foreign—4.08%
Corporate Bonds—Australia—1.33%
Westpac Banking Corp., 4.200%, 02/27/2015	250,000	262,709
Westpac Banking Corp., 4.875%, 11/19/2019	350,000	392,201

		654,910

Corporate Bonds—Canada—1.92%
Bank of Montreal, 2.500%, 01/11/2017	300,000	309,691
Canadian Pacific Railway Co., 6.500%, 05/15/2018	31,000	36,604
Husky Energy, Inc., 5.900%, 06/15/2014	125,000	129,537
Manulife Financial Corp., 3.400% 09/17/2015	450,000	469,080

		944,912

Corporate Bond—Isle of Man—0.60%
Anglogold Ashanti Holding PLC, 5.125%, 08/01/2022	350,000	295,539

Corporate Bond—Netherlands—0.23%
Deutsche Telekom International Finance BV, 5.750%, 03/23/2016	100,000	110,614

TOTAL CORPORATE BONDS—FOREIGN (Cost $1,992,233)		2,005,975

TOTAL CORPORATE BONDS (Cost $30,803,635)		31,627,813

Mortgage-Backed Securities—6.51%
Federal Home Loan Mortgage Corp., Pool # A57160, 5.500%, 02/01/2037	48,691	52,662
Federal National Mortgage Association, 2.400%, 11/17/2024	600,000	545,680
Federal National Mortgage Association, Pool # 745133, 5.500%, 11/01/2035	113,030	123,207
Federal National Mortgage Association, Pool # 832648, 5.000%, 09/01/2035	96,571	104,643
Federal National Mortgage Association, Pool # 832949, 5.000%, 09/01/2035	62,990	68,254
Federal National Mortgage Association, Pool # 845549, 5.500%, 01/01/2036	119,775	130,600
Federal National Mortgage Association, Pool # 878104, 5.500%, 04/01/2036	49,309	53,900
Federal National Mortgage Association, Pool # AB4300, 3.500%, 01/01/2042	516,979	527,626
Federal National Mortgage Association, Pool # AI8577, 3.000%, 08/01/2042	759,044	743,601
Federal National Mortgage Association, Pool # MA0918, 4.000%, 12/01/2041	807,369	848,936

TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,245,726)		3,199,109

See accompanying notes which are an integral part of these financial statements.

7

FCI Bond Fund

Schedule of Investments—continued

September 30, 2013

	Principal Amount	Fair Value
U.S. Government Securities—26.75%
Treasury Inflation Protected Securities, 0.125%, 07/15/2022	$507,890	500,282
U.S. Treasury Note, 1.000%, 05/15/2014	2,200,000	2,212,632
U.S. Treasury Note, 2.000%, 02/15/2023	1,000,000	952,578
U.S. Treasury Note, 2.250%, 03/31/2016	1,755,000	1,833,427
U.S. Treasury Note, 3.250%, 03/31/2017	3,500,000	3,789,023
U.S. Treasury Note, 4.125%, 05/15/2015	3,500,000	3,719,706
U.S. Treasury Note, 6.250%, 08/15/2023	100,000	132,391

TOTAL U.S. GOVERNMENT SECURITIES (Cost $13,145,055)		13,140,039

	Shares
Preferred Stocks—0.14%
Fannie Mae—Series S., 8.250%	12,000	70,080

TOTAL PREFERRED STOCKS (Cost $300,000)		70,080

Money Market Securities—1.06%
Fidelity Institutional Government Portfolio—Class I, 0.01% (a)	522,753	522,753

TOTAL MONEY MARKET SECURITIES (Cost $522,753)		522,753

TOTAL INVESTMENTS (Cost $48,017,169)—98.87%		$48,559,794

Other assets less liabilities—1.13%		553,928

TOTAL NET ASSETS—100.00%		$49,113,722

(a)	Variable rate security; the money market 7-day yield shown represents the rate at September 30, 2013.

See accompanying notes which are an integral part of these financial statements.

8

FCI Bond Fund

Statement of Assets and Liabilities

September 30, 2013

Assets
Investment in securities:
At cost	$48,017,169

At value	$48,559,794
Receivable for capital stock sold	185,000
Interest receivable	413,068
Prepaid expenses	7,437

Total assets	49,165,299

Liabilities
Payable to administrator, transfer agent, and fund accountant (a)	10,389
Payable from capital stock redeemed	16,182
Payable to custodian (a)	3,200
Payable to trustees and officers	1,224
Payable to Advisor (a)	12,590
Other accrued expenses	7,992

Total liabilities	51,577

Net Assets	$49,113,722

Net Assets consist of:
Paid in capital	$48,968,908
Accumulated undistributed net investment income (loss)	58,920
Accumulated net realized gain (loss) from investment transactions	(456,731)
Net unrealized appreciation (depreciation) on investments	542,625

Net Assets	$49,113,722

Shares outstanding (unlimited number of shares authorized)	4,727,219

Net Asset Value and offering price per share	$10.39

Redemption price per share (b) (Net Asset Value * 99%)	$10.29

(a)	See Note 4 in the Notes to the Financial Statements.
(b)	The Fund charges a 1% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

9

FCI Bond Fund

Statement of Operations

For The Fiscal Year Ended September 30, 2013

Investment Income
Dividend income	$168,492
Interest income	1,323,818

Total Income	1,492,310

Expenses
Investment Advisor fee (a)	226,874
Administration expenses (a)	45,809
Transfer agent expenses (a)	28,218
Fund accounting expenses (a)	28,633
Legal expenses	21,827
Audit expenses	16,000
Trustee expenses	10,601
Custodian expenses (a)	19,161
CCO expenses	9,305
Registration expenses	8,968
Insurance expenses	3,396
Pricing expenses	11,690
Report printing expenses	6,355
Miscellaneous expenses	1,052

Total Expenses	437,889
Fees recouped by Advisor (a)	15,371

Net operating expenses	453,260

Net investment income	1,039,050

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(400,146)
Change in unrealized appreciation (depreciation)on investment securities	(1,125,666)

Net realized and unrealized gain (loss) on investment securities	(1,525,812)

Net increase (decrease) in net assets resulting from operations	$(486,762)

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

10

FCI Bond Fund

Statements of Changes In Net Assets

	Year ended	Year ended
	September 30, 2013	September 30, 2012
Operations
Net investment income	$1,039,050	$1,046,007
Net realized gain (loss) on investment securities	(400,146)	656,195
Change in unrealized appreciation (depreciation) on investment securities	(1,125,666)	815,693

Net increase (decrease) in net assets resulting from operations	(486,762)	2,517,895

Distributions
From net investment income	(996,853)	(1,082,086)
From net realized gain	(656,674)	(166,868)

Total distributions	(1,653,527)	(1,248,954)

Capital Share Transactions
Proceeds from shares sold	10,267,903	31,215,704
Reinvestment of distributions	120,648	114,900
Amount paid for shares redeemed	(17,159,343)	(8,174,101)
Proceeds from redemption fees	—	91

Net increase (decrease) in net assets resulting from share transactions	(6,770,792)	23,156,594

Total Increase (Decrease) in Net Assets	(8,911,081)	24,425,535

Net Assets
Beginning of period	58,024,803	33,599,268

End of period	$49,113,722	$58,024,803

Accumulated undistributed net investment income included in net assets at end of period	$58,920	$—

Capital Share Transactions
Shares sold	966,569	2,915,473
Shares issued in reinvestment of distributions	11,431	10,915
Shares redeemed	(1,629,551)	(769,638)

Net increase (decrease) from capital share transactions	(651,551)	2,156,750

See accompanying notes which are an integral part of these financial statements.

11

FCI Bond Fund

Financial Highlights

(For a share outstanding throughout each period)

	Year ended	Year ended	Year ended	Year ended	Year ended
	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010	September 30, 2009
Selected Per Share Data:
Net asset value, beginning of period	$10.79	$10.43	$10.86	$10.47	$9.64

Income (loss) from investment operations:
Net investment income	0.20	0.32	0.36	0.43	0.38
Net realized and unrealized gains (losses)	(0.29)	0.42	(0.22)	0.40	0.87

Total income from investment operations	(0.09)	0.73	0.14	0.83	1.25

Less distributions:
From net investment income	(0.19)	(0.32)	(0.36)	(0.42)	(0.38)
From net realized gain	(0.12)	(0.05)	(0.21)	(0.02)	(0.04)

Total distributions	(0.31)	(0.37)	(0.57)	(0.44)	(0.42)

Paid in capital from redemption fees	—	— (a)	—	— (a)	— (a)

Net asset value, end of period	$10.39	$10.79	$10.43	$10.86	$10.47

Total Return (b)	(0.83)%	7.17%	1.45%	8.12%	13.16%
Ratios and Supplemental Data:
Net assets, end of period (000)	$49,114	$58,025	$33,599	$35,145	$27,986
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.77%	0.88%	0.87%	0.96%	1.06%
Ratio of net investment income to average net assets	1.82%	2.93%	3.37%	3.97%	3.92%
Ratio of net investment income to average net assets before reimbursement/recoupment	1.85%	2.85%	3.30%	3.81%	3.66%
Portfolio turnover rate	72%	66%	55%	63%	61%

(a)	Redemption fees resulted in less than $0.005 per share in each period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

12

FCI Bond Fund

Notes to the Financial Statements

September 30, 2013

NOTE 1. ORGANIZATION

The FCI Bond Fund (“the Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on October 4, 2005. The investment advisor to the Fund is Financial Counselors, Inc. (the “Advisor”). The Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2013, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out (“FIFO”) method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. The ability of issuers of debt securities held by the Fund to meet its obligations may be affected by economic and political developments in a specific country or region.

13

FCI Bond Fund

Notes to the Financial Statements—continued

September 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

For the year ended September 30, 2013, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

	Accumulated	Accumulated
	Undistributed	Net Realized
	Net Investment	Gain (Loss) on
Paid in Capital	Income	Investments
$ (1)	$16,723	$(16,722)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

14

FCI Bond Fund

Notes to the Financial Statements—continued

September 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange-traded funds, real estate investment trusts, closed end funds, and preferred stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, foreign corporate bonds, U.S. government securities and mortgage-backed securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. All foreign bonds are denominated in U.S. dollars. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the

15

FCI Bond Fund

Notes to the Financial Statements—continued

September 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at September 30, 2013 in valuing the Fund’s assets carried at fair value:

		Valuation Inputs
Assets	Level 1—Quoted Prices in Active Markets	Level 2—Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Domestic Corporate Bonds	$—	$29,621,838	$—	$29,621,838
Foreign Corporate Bonds	—	2,005,975	—	2,005,975
Mortgage-Backed Securities	—	3,199,109	—	3,199,109
U.S. Government Securities	—	13,140,039	—	13,140,039
Preferred Stocks	70,080	—	—	70,080
Money Market Securities	522,753	—	—	522,753

Total	$592,833	$47,966,961	$—	$48,559,794

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended September 30, 2013, the Fund had no transfers between Levels. The Trust recognizes significant transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2013, the Advisor earned fees of $226,874 from the Fund. At September 30, 2013, the Advisor was owed $12,590 from the Fund.

16

FCI Bond Fund

Notes to the Financial Statements—continued

September 30, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Fund) do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2014.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. For the fiscal year ended September 30, 2013, the Advisor recouped $15,371 from the Fund.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2013, were as follows:

Amount	Subject to Repayment Until September 30,
$ 25,101	2014
28,588	2015

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2013, HASI earned fees of $45,809 for administrative services provided to the Fund. At September 30, 2013, HASI was owed $4,581 by the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended September 30, 2013, the Custodian earned fees of $19,161 from the Fund for custody services provided to the Fund. At September 30, 2013, the Custodian was owed $3,200 by the Fund for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2013, HASI earned fees of $28,218 for transfer agent services expenses in providing transfer agent services for the Fund. At September 30, 2013, the Fund owed HASI $3,013 for transfer agent services expenses. For the fiscal year ended September 30, 2013, HASI earned fees of $28,633 for fund accounting services provided to the Fund. At September 30, 2013, HASI was owed $2,795 by the Fund for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made by the Fund to the Distributor during the fiscal year ended September 30, 2013. The Distributor, HASI and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

17

FCI Bond Fund

Notes to the Financial Statements—continued

September 30, 2013

NOTE 5. INVESTMENTS

For the fiscal year ended September 30, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$25,547,622
Other	14,330,014
Sales
U.S. Government Obligations	$33,847,364
Other	13,263,938

As of September 30, 2013, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$1,230,576
Gross (Depreciation)	(687,951)

Net Appreciation (Depreciation) on Investments	$542,625

At September 30, 2013, the aggregate cost of securities for federal income tax purposes was $48,017,169 for the Fund.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At September 30, 2013, Midwest Trust Company, an affiliate of the Advisor, for the benefit of its customers, owned 99.12% of the Fund. As a result, Midwest Trust Company may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

For the fiscal year ended September 30, 2013, the Fund paid quarterly income distributions totaling $0.1904 per share to shareholders.

On December 14, 2012, the Fund paid a short-term capital gain distribution of $0.0486 per share and a long-term capital gain distribution of $0.0738 per share to shareholders of record on December 13, 2012.

18

FCI Bond Fund

Notes to the Financial Statements—continued

September 30, 2013

NOTE 8. FEDERAL TAX INFORMATION – continued

The tax characterization of distributions for the fiscal years ended September 30, 2013 and September 30, 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$1,257,591	$1,151,973
Long-Term Capital Gain	395,936	96,981

Total Distributions	$1,653,527	$1,248,954

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$58,920
Undistributed long-term capital gain (loss)	188,744
Accumulated capital and other losses	(645,475)
Net Unrealized appreciation (depreciation)	542,625

$144,814

As of September 30, 2013, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Total
$645,475	$—	$645,475

As of September 30, 2013, the Fund does not have available any capital loss carryforwards.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2013, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of

Trustees of FCI Bond Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FCI Bond Fund (the “Fund”), a series of the Unified Series Trust, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FCI Bond Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 26, 2013

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | COLUMBUS | MILWAUKEE | 216.649.1700

Registered with the Public Company Accounting Oversight Board.

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age—66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age—67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (Age—63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age—61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age—64) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 18 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age—58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Joseph L. Rezabek (Age—45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.

John C. Swhear (Age—52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.

Robert W. Silva (Age—47) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

Lynn E. Wood (Age—66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

Tara Pierson (Age—38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 18 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The FCI Bond Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Financial Counselors, Inc. (“FCI”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Trust or FCI (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on April 23, 2013 via teleconference to consider the renewal of the management agreement between the Trust and FCI on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) copies of the Fund’s current management agreement and expense limitation agreement; (ii) a letter sent by the Administrator on behalf of the Board to FCI requesting information that the Trustees likely would consider in determining whether to renew the Fund’s management agreement as required under Section 15(c) of the Act, and FCI’s responses, including, among other information, any changes in FCI’s advisory personnel providing services to the Fund, an analysis of FCI’s profitability from managing the Fund, and a soft dollar report; (iii) a report by the Trust’s Chief Compliance Officer on FCI’s compliance policies and procedures; (iv) the balance sheet of FCI’s parent company as of December 31, 2012, and FCI’s parent company’s income statement for the year ended December 31, 2012; (v) a schedule of the Fund’s investments as of December 31, 2012; (vi) a commentary prepared by the Fund’s portfolio managers analyzing the Fund’s recent performance; (vii) reports prepared by the Administrator comparing the Fund’s performance, advisory fee and expense ratio to those of its peer group, Morningstar Category, and benchmark, as applicable; and (viii) a description of factors reviewed by the Trustees in approving the Fund’s management agreement during the prior year. After discussing the materials and reports, the Committee contacted certain executives of FCI, including one of the Fund’s portfolio managers, who also serves as Co-Chief Investment Officer of fixed-income and as a Senior Vice President of FCI, and FCI’s Chief Compliance Officer, and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on May 19 and 20, 2013, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Trust’s management agreement with FCI on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent and Quality of Services – The Trustees considered FCI’s responses regarding the resources provided to each FCI Fund, the adequacy of these resources in light of the desired growth in the level of the Fund’s assets, and whether the resources are sufficient. The Trustees determined that FCI’s resources appear adequate, and specifically noted that FCI continues to provide the services and support of various administrative and professional staff, including a chief compliance officer and two portfolio managers to manage the Fund. The Trustees noted the recent passing of one of FCI’s Senior Vice Presidents, and considered the steps FCI had taken in response to provide for the management of FCI.

(ii) Fund Performance – The Trustees discussed the Fund’s performance and reviewed other materials provided by FCI and the Administrator with respect to such performance. The Trustees noted that the Fund had outperformed its peer group average over the one-year period ended February 28, 2013, and slightly underperformed its peer group average over the three- and five-year periods then ended. The Trustees also noted that the Fund had outperformed its benchmark over the one-, three- and five-year periods ended February 28, 2013. The Trustees considered FCI’s explanation that much of the outperformance over the past year was the result of overweighting corporate credit and higher yielding securities in comparison to the benchmark, as corporate credit and higher yielding securities performed well for the year. The Trustees also considered that the Fund’s performance over the one-, three- and five-year periods had been in-line with the composite performance of FCI’s separate accounts managed in a similar style.

(iii) Fee Rate and Profitability – The Trustees noted that the Fund’s advisory fee, both gross and net, is lower than its peer group average and median, and that its net expense ratio is lower than its peer group average. The Trustees also considered FCI’s explanation that the advisory fee charged to the Fund is higher than the advisory fees it charges to its separate accounts that are managed in a similar style because of the additional costs of compliance and reporting required for the Fund. The Trustees also noted that, whether or not marketing expenses are deducted, FCI is not realizing a profit as a result of managing the Fund. The Trustees reviewed the balance sheet of FCI’s parent company, as of December 31, 2012, and income statement for the 2012 calendar year, and noted that the parent company’s financials appear to be healthy. The Trustees noted FCI’s report that it had entered into soft dollar arrangements on behalf of the Fund. The Trustees considered FCI’s representation that average commission rates paid by the Fund and its other advisory clients were comparable, and that research services were used to benefit all of FCI’s advisory clients, including the Fund.

(iv) Economies of Scale – In determining the reasonableness of the advisory fee, the Trustees also considered whether economies of scale will be realized by FCI as the Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees noted that FCI is still capping the Fund’s expenses, and that FCI is not making a profit as a result of managing Fund.

*        *        *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by the Fund are reasonable, based on the nature and quality of advisory services provided by FCI to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and FCI on behalf of the Fund.

Other Federal Tax Information (Unaudited)

For the year ended September 30, 2013, the Fund designated $395,936 as long-term capital gain distributions.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The FCI Bond Fund:	FY 2013	$14,000
	FY 2012	$12,500

The Appleseed Fund:	FY 2013	$15,000
	FY 2012	$14,000

The Iron Fund:	FY 2013	$17,500
	FY 2012	$16,500

(b)	Audit-Related Fees

Registrant

The FCI Bond Fund:	FY 2013	$0
	FY 2012	$0

The Appleseed Fund:	FY 2013	$0
	FY 2012	$0

The Iron Fund:	FY 2013	$0
	FY 2012	$0

(c)	Tax Fees

Registrant

The FCI Bond Fund:	FY 2013	$2,500
	FY 2012	$2,500

The Appleseed Fund:	FY 2013	$3,000
	FY 2012	$3,000

The Iron Fund:	FY 2013	$3,000
	FY 2012	$3,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

The FCI Bond Fund:	FY 2013	$0
	FY 2012	$0

The Appleseed Fund:	FY 2013	$0
	FY 2012	$0

The Iron Fund:	FY 2013	$0
	FY 2012	$0

Nature of the fees: Fund Accounting system conversion testing

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2013	$0	$0
FY 2012	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of November 29, 2012 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date	12/6/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date	12/6/2013

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date	12/6/2013